EXHIBIT 4.12
                                                                    ------------



                   DATED_________________________________2001



                            THE HONG KONG INDUSTRIAL
                               ESTATES CORPORATION



                                       AND



                        ASIA SATELLITE TELECOMMUNICATIONS
                                 COMPANY LIMITED



                 ----------------------------------------------


                               AGREEMENT FOR LEASE

                                       of

                                  certain land

                                    at Tai Po

                         (Remaining Portion of Section G
                            of Tai Po Town Lot No.13
                              & Extensions Thereto)

                 ----------------------------------------------

                            THE HONG KONG INDUSTRIAL ESTATES CORPORATION
                            Agreement for Lease of Land at Tai Po

                            An Agreement for Lease made the             day of
                            Year Two Thousand And One

Parties BETWEEN THE HONG KONG INDUSTRIAL ESTATES CORPORATION a body corporate incorporated under the Hong Kong Industrial Estates Corporation Ordinance Chapter 209 whose principal office is situate at Room 208, 2nd Floor, Tech Centre, 72 Tat Chee Avenue, Kowloon Tong, Kowloon, Hong Kong (hereinafter called "the Corporation" which expression where the context so admits shall include its successors and assigns) of the one part and ASIA SATELLITE TELECOMMUNICATIONS COMPANY LIMITED whose registered office is situate at 23/F East Exchange Tower, 38-40 Leighton Road, Causeway Bay, Hong Kong (hereinafter called "the Grantee") of the other part.

                            WHEREBY IT IS AGREED as follows:-

Period of grant             A.       The Corporation shall grant and the Grantee
under this                  shall accept for the period sixty (60) months from
Agreement                   the date of possession of the land hereinafter
                            described being given to the Grantee in manner as
                            referred to in Clause B(1)(a) hereof (hereinafter
                            called "the date of possession") or for such further
                            period as may be extended by the Corporation the
                            right and liberty to enter upon ALL THAT piece or
                            parcel of land more particularly described in the
                            First Schedule hereto (hereinafter referred to as
                            "the said land"), the said
Premises                    land being a part or portion of ALL THAT piece or
                            parcel of land known and registered in the Tai Po
                            New Territories Land registry as Tai Po Town Lot
                            No.13 & Extensions Thereto held by the Corporation
                            under an Agreement and Conditions of Grant (as
                            defined in the First Schedule hereto, and the same
                            as so defined is hereinafter called "the said
                            Conditions of Grant") (the abovementioned land
                            registered as Tai Po Town Lot No.13 & Extensions
                            Thereto together with the adjacent land known and
                            registered as Tai Po own Lot No. 1 are hereinafter
                            referred to as "the Estate"), for the construction
                            of
Purpose                     a satellite earth station and other structures
                            thereon as hereinafter more particularly described
                            and for the installation of equipment thereat as
                            hereinafter more particularly described for the
                            purpose terms and particulars specified in the
                            Grantee's Proposal Form dated the ___day of _______
                            2001 signed by the Grantee and authenticated by the
                            Corporation
Proposal Form               in duplicate (hereinafter called "the Proposal Form"
                            the original copy thereof having been given to the Corporation and the duplicate copy thereof having been retained by the Grantee) or such other purpose as the Corporation may approve of in writing to the Grantee and for no other purpose whatsoever and in accordance with the provisions hereinafter contained.

                            B. The Grantee hereby agrees to perform and observe the following stipulations:-

Possession and              (1)      (a)     To apply to the Corporation for the
setting out                                  said land to be set out on the
                                             ground thereof after possession of
                                             the said land shall have been given
                                             and taken. Such possession shall be
                                             deemed to have been given and taken
                                             on the date to be specified in a
                                             letter from the Corporation to the
                                             Grantee. The Grantee shall not
                                             commence any building operations
                                             until the said land has been set
                                             out as aforesaid. If the Grantee
                                             erects any building otherwise than
                                             in due accord with such setting out
                                             he shall,
                                             when called upon by the Corporation
                                             and/or the Director of Lands
                                             (hereinafter referred to as "DOL")
                                             so to do, demolish such building
                                             and shall rebuild as directed by
                                             the Corporation and/or DOL. If the
                                             Grantee fails to demolish any
                                             building as aforesaid it shall be
                                             lawful for the Corporation and/or
                                             DOL to have such building
                                             demolished and the Grantee shall
                                             pay on demand the amount certified
                                             by the Corporation or DOL, as the
                                             case may be, to be the cost of such
                                             demolition.

Grantee to hold land                 (b)     To hold the said land until the
as tenant                                    same shall be comprised in a lease
                                             to be granted as hereinafter
                                             provided as tenant upon the same
                                             terms referred to in Clause B(2)
                                             herein at the same rent and premium
                                             and subject to the same covenants
                                             and stipulations so far as
                                             applicable as if a lease thereof
                                             has been actually granted and so
                                             that the Corporation shall have all
                                             the remedies by whatsoever means
                                             for rent and premium in arrears
                                             that are incidental to the
                                             relationship of landlord and tenant
                                             but so that nothing herein
                                             contained shall be construed as
                                             creating a legal demise or any
                                             greater interest than a tenancy.

Premium, rent,               (2)     In consideration of the right and liberty
management and                       granted by Clause A hereof to pay the
maintenance charges                  premium in a lump sum upon the signing of
                                     this Agreement and to pay the annual rent and the management and maintenance charge as from the date of possession on the same dates as applicable therefor, reserved and specified in the lease of the said land set out in the Second Schedule hereto as if such lease has actually been granted.

Property tax and            (3)      To pay to the Corporation by way of
rates                                additional rent on demand an amount
                                     equivalent to the sum payable by the
                                     Corporation as property tax and rates (if any) in respect of the said land and any increase of property tax and rates arising from any structures built thereon and improvements made thereto during the said period or of such extended period (if any) permitted under Clause C(3) hereof or for the period prior to the issue of the lease to be granted under Clause D hereof.

Interest on arrears of      (4)      To pay default interest at the rate of 10%
payment                              per annum or such higher rate as may be
                                     determined from time to time by the
                                     Corporation in respect of any outstanding amount payable by the Grantee to the Corporation under this Agreement from the date such amount becomes due for payment until payment in full is received by the Corporation.

Survey fees                 (5)      To pay to the Corporation on demand all
                                     reasonable survey fees for the survey of the said land incurred and relating to or incidental to the issuance of this Agreement and the lease to be granted as aforesaid.

Building Plans              (6)      To develop the said land by such number of
                                     separate stages of development referred to in the Proposal Form and to submit within the respective time limits for submission of building plans for each stage of development as set out in the Proposal Form firstly to the Corporation for its approval, which approval shall not be unreasonably withheld by the Corporation, and then to the Building Authority for its approval full and complete plans sections elevations and specifications of the building or buildings and structures proposed to be erected on the said land and all works and facilities including but not limited to drainage and sewage treatment required to be provided and constructed by the

                                     Grantee in accordance in every way with the requirements under the Buildings Ordinance Cap.123 any regulations made thereunder and any legislation for the time being modifying or replacing the same and the terms stipulations and conditions specified in this Agreement. The nature type and design of the proposed building or buildings and structures shall be subject to the approval in writing of the Corporation and the Building Authority, such approval of the Corporation shall not be unreasonably withheld. In the event of changes being made to the plans approved by the Corporation either as a result of the requirements of the Building Authority or otherwise the amended plans shall be resubmitted to the Corporation and the Building Authority for their further approval. Without prejudice to the generality of the foregoing such building or buildings and structures to be erected on the said land and the equipment to be installed at such building or buildings and structures shall in all respects comply with the following requirements and conditions:-

Nature of buildings                  (a)     No building or buildings shall be
                                             erected on the said land except a
                                             satellite earth station for the
                                             purpose referred to in Clause A
                                             hereinbefore appearing, ancillary
                                             offices, such ancillary storage
                                             space or spaces as is in the
                                             opinion of the Corporation
                                             necessary for the operations of the
                                             Grantee and such quarters as may be
                                             required for watchmen or caretakers
                                             who, in the opinion of the
                                             Commissioner for Labour, are
                                             essential to the safety and
                                             security of the building or
                                             buildings. The number of watchmen
                                             and caretakers to be accommodated
                                             in any such quarters and the number
                                             and size of any such quarters shall
                                             be subject to the approval of the
                                             said Commissioner, and the floor
                                             area of any such quarters shall in
                                             any event not exceed five (5)
                                             square metres for each person to be
                                             accommodated. Any such quarters
                                             shall not be used for any purpose
                                             other than the residential
                                             accommodation of such watchmen or
                                             caretakers.

Access                               (b)     Proper access to and from the said
                                             land for vehicular and pedestrian
                                             traffic to and from any adjoining
                                             road shall be provided and
                                             constructed in at or with such
                                             position level widths and
                                             dimensions as the Corporation and
                                             DOL may in writing approve or
                                             direct.

Particulars of roads                 (c)     The positions, widths, dimensions
and buildings etc.                           and levels of any roads (if any)
                                             proposed to be made, and the
                                             positions and nature of any
                                             buildings and structures proposed
                                             to be erected on the said land
                                             shall be included in and shown on
                                             the building plans for each stage
                                             of development aforesaid of the
                                             said land. Each stage of
                                             development aforesaid of the said
                                             land shall be developed to the
                                             satisfaction of the Corporation and
                                             the Building Authority in
                                             accordance with the building plans
                                             approved by them, and no
                                             alterations shall be made to the
                                             positions, widths and levels of
                                             roads, or the position and nature
                                             of the buildings shown on the said
                                             approved building plans without the
                                             prior written consent of the
                                             Corporation and the Building
                                             Authority, which consent shall,
                                             insofar only as the Corporation is
                                             concerned, not be unreasonably
                                             withheld.

Plot ratio                                   (i)      Any building or buildings
                                                      erected or to be erected
                                                      on the said land shall not
                                                      exceed a plot ratio of 2.5
                                                      calculated on the area
                                                      shown coloured pink and
                                                      pink hatched black on the
                                                      said plan annexed hereto.

Definitions relating to                      (ii)     For the purposes hereof:-
plot ratio
                                                      (I)   the "plot ratio" of
                                                            a building or
                                                            buildings shall be
                                                            obtained by dividing
                                                            the gross floor area
                                                            of the building or
                                                            buildings erected on
                                                            the said land by the
                                                            area of the said
                                                            land;

                                                      (II)  the expression
                                                            "gross floor area"
                                                            means the area
                                                            contained within the
                                                            external walls (or
                                                            in the absence of
                                                            such walls the
                                                            external perimeters)
                                                            of the building
                                                            measured at each
                                                            floor level
                                                            (including any floor
                                                            below the level of
                                                            the ground),
                                                            together with the
                                                            area of each balcony
                                                            in the building,
                                                            which shall be
                                                            calculated from the
                                                            overall dimensions
                                                            of the balcony
                                                            (including the
                                                            thickness of the
                                                            sides thereof) and
                                                            the thickness of the
                                                            external walls of
                                                            the building.

                                                      (III) the "gross floor
                                                            area" to be used in
                                                            the calculation of
                                                            "plot ratio" shall
                                                            include (1) area(s)
                                                            under canopies or
                                                            balconies, (2)
                                                            parking spaces,
                                                            driveways and
                                                            loading and
                                                            unloading area(s) if
                                                            they or any of them
                                                            are covered, (3)
                                                            areas of staircases,
                                                            tanks on the roof or
                                                            flat roof, lift
                                                            machine rooms and
                                                            rooms for other
                                                            services, (4) area
                                                            of the whole roof
                                                            (except areas
                                                            already counted as
                                                            abovementioned) if
                                                            the roof is serviced
                                                            by any lift or
                                                            escalator, (5)
                                                            area(s) on the roof
                                                            (even if the roof is
                                                            not serviced by a
                                                            lift or escalator)
                                                            or open ground if
                                                            the same is designed
                                                            or used as an eating
                                                            place or canteen or
                                                            sports court or
                                                            premises and (6) all
                                                            other floor areas of
                                                            the building or
                                                            buildings
                                                            irrespective of the
                                                            use or intended use
                                                            of such floor areas.

Setback area                                 (iii)    Save and except where
                                                      necessary for the purpose
                                                      of construction of the
                                                      building or buildings to
                                                      be erected on the said
                                                      land and then only as a
                                                      temporary measure during
                                                      the course of such
                                                      construction, not to erect
                                                      install or store or permit
                                                      or suffer to be erected or
                                                      installed or stored any
                                                      building, structure,
                                                      equipment, goods, articles
                                                      or things at or above such
                                                      area or areas of the said
                                                      land as shown coloured
                                                      pink hatched black on the
                                                      plan annexed hereto. If
                                                      the Grantee shall be in
                                                      breach of the provisions
                                                      of this Clause and shall,
                                                      when called upon by the
                                                      Corporation so to do, fail
                                                      to demolish and/or remove
                                                      any such building,
                                                      structure, equipment,
                                                      goods, articles or things
                                                      as directed by the

                                                      Corporation it shall be
                                                      lawful for the Corporation
                                                      to have the same
                                                      demolished removed and
                                                      disposed of without being
                                                      liable for loss or damage
                                                      and the Grantee shall pay
                                                      to the Corporation on
                                                      demand the amount
                                                      certified by the
                                                      Corporation to be the
                                                      costs and expenses
                                                      incurred in so doing.

Minimum Site                                 (v)      The site coverage of the
coverage                                              said land shall not be
                                                      less than thirty percent
                                                      (30%), or such other
                                                      percentage as may be
                                                      approved by the
                                                      Corporation in writing, of
                                                      the area of the said land.
                                                      For the purposes hereof
                                                      the expression "site
                                                      coverage" shall mean the
                                                      area of the said land or
                                                      part of the said land that
                                                      is covered by the building
                                                      or buildings or part of
                                                      the building or buildings
                                                      erected thereon.

Pavement of access                           (vi)     During the construction of
during construction                                   any building on the said
                                                      land, the Grantee shall
                                                      cause the ingress and
                                                      egress thereto to be
                                                      stoned or otherwise paved
                                                      and provided with a wheel
                                                      washing bay to the
                                                      satisfaction of the
                                                      Corporation.

Piling and similar                            (vii)   As the said land is
works                                                 located in the
                                                      high-technology zone as
                                                      shown on the attached
                                                      plan, the Grantee shall,
                                                      in respect of or in
                                                      relation to any
                                                      construction or building
                                                      works involving
                                                      demolition, piling or
                                                      similar works to be
                                                      carried out at or in the
                                                      said land, take special
                                                      care and cause any such
                                                      demolition, piling or
                                                      similar works to be
                                                      devised and carried out in
                                                      such manner and/or by such
                                                      method so that no nuisance
                                                      or disturbance is caused
                                                      to the equipment,
                                                      production and operations
                                                      of the neighbouring
                                                      lessees, tenants or
                                                      occupiers and the Grantee
                                                      shall, without prejudice
                                                      to any other right and/or
                                                      power of the Corporation,
                                                      fully indemnify the
                                                      Corporation against all
                                                      action, claims, demands,
                                                      loss, damage and costs
                                                      whatsoever and howsoever
                                                      suffered or incurred by
                                                      the Corporation, including
                                                      any claim, demand, action
                                                      or proceedings as may be
                                                      made or brought against
                                                      the Corporation by any
                                                      neighbouring lessee,
                                                      tenant or occupier, owing
                                                      to or arising directly or
                                                      indirectly out of such
                                                      demolition, piling or
                                                      similar works.

Type of building                     (d)     No building shall be erected on the
                                             said land of a type which by virtue
                                             of the Buildings Ordinance
                                             (Application to the New
                                             Territories) Ordinance Cap.121 and
                                             any regulations made thereunder is
                                             exempted from the provisions of the
                                             Buildings Ordinance and any
                                             regulations made thereunder and any
                                             re-enactment or amendment from time
                                             to time replacing or modifying the
                                             same.

Parking, loading and                 (e)     (i)      Space shall be provided in
unloading                                             the said land for the
                                                      manoeuvring, parking,
                                                      loading and unloading of
                                                      vehicles at such rate and
                                                      to such standards and in
                                                      all respects to the
                                                      satisfaction of the
                                                      Corporation and the

                                                      Director.

                                             (ii)     The space so provided
                                                      shall not be used for any
                                                      purpose other than for the
                                                      manoeuvring, parking,
                                                      loading and unloading of
                                                      motor vehicles licensed
                                                      under the Road Traffic
                                                      Ordinance and belonging to
                                                      the owners or occupiers of
                                                      the building or buildings
                                                      erected or to be erected
                                                      on the lot and their bona
                                                      fide visitors or invitees
                                                      and in particular the said
                                                      spaces shall not be used
                                                      for the storage, display
                                                      or exhibiting of motor
                                                      vehicles for sale or
                                                      otherwise.

                                             (iii)    The space provided for the
                                                      manoeuvring, parking,
                                                      loading and unloading
                                                      shall be laid out in such
                                                      manner that on entering
                                                      and leaving the said land,
                                                      no reversing movement of
                                                      vehicles including
                                                      containers on trailers
                                                      with their prime movers
                                                      from or onto the road
                                                      abutting the said land
                                                      will be necessary.

Purchase and                         (f)     The Grantee shall upon the
installation of                              completion of the said building or
equipment                                    buildings to be erected on the said
                                             land as regards each separate stage
                                             of development aforesaid install
                                             machinery plant and equipment
                                             thereat for the purpose referred to
                                             in Clause A hereof which machinery
                                             plant and equipment shall be
                                             purchased by the Grantee and shall
                                             be of a value not less than the
                                             Estimated Value of Machinery Plant
                                             and Equipment set out in the
                                             Proposal Form as regards each
                                             separate stage of installation
                                             referred to therein and shall be
                                             purchased and installed within the
                                             time limit applicable to each stage
                                             of installation set out therein.

Time limits for             (7)      At the Grantee's own cost to commence
commencement of                      erecting on the said land as regards each
building works and                   separate stage of development aforesaid
completion of                        within one month from the date of approval
development and                      of the plans under Clause B(6) hereof (in
commencement of                      respect of each separate stage of
operations                           development) by the Building Authority and
                                     the Corporation (if the respective
                                     approvals be not of the same date then from the later of such dates) but in any case to complete within the time limit for completion of development in respect of each separate stage of development aforesaid set out in the Proposal Form fit for occupation and operation in a substantial and workmanlike manner with the best materials of their several kinds and in conformity in every respect with the plans elevations sections and specifications approved by the Corporation and DOL the satellite earth station structures and other appurtenances including the purchase and installation of all equipment as hereinbefore stipulated and all fixtures and fittings necessary for the commencement of operation and all works and facilities including but not limited to drainage and sewage treatment required to be provided and constructed by the Grantee under the provisions of this Agreement and to commence operations for the purpose referred to in Clause A hereof within the time limit therefor set out in the Proposal
                                     Form. For the purposes of this Agreement and in particular for the development aforesaid the Grantee's architect, contractors, licensees, servants and workmen shall be permitted access to the said land.

Alienation                  (8)      (a)     Except as provided in paragraphs
                                             (b) and (c) hereunder, not to
                                             assign, mortgage, charge, demise,
                                             underlet or part with the
                                             possession of or otherwise dispose
                                             of the said land or any part
                                             thereof or any interest therein or
                                             any building or part of any
                                             building thereon, or enter into any
                                             agreement so to do.

Mortgage or charge                   (b)     The Grantee may mortgage or charge
                                             the whole of the said land but not
                                             a part thereof subject to the
                                             following conditions:-

                                             (i)      that the mortgage or
                                                      charge is for the
                                                      development of the said
                                                      land and/or payment of the
                                                      premium and for no other
                                                      purpose,

                                             (ii)     that the mortgage or
                                                      charge is in a form and
                                                      contains such conditions
                                                      and provisions as the
                                                      Corporation shall approve
                                                      or require, including a
                                                      provision that the
                                                      mortgagee shall be bound
                                                      by the terms and
                                                      conditions as to
                                                      alienation contained in
                                                      Clause B(11)(e) of the
                                                      lease set out in the
                                                      Second Schedule hereto.

                                             (iii)    that the mortgage or
                                                      charge is registered in
                                                      the said Land Registry,

                                             (iv)     that the Grantee pays to
                                                      the Corporation an
                                                      administrative fee of
                                                      HK$4,000.00 or such other
                                                      amount as the Corporation
                                                      may from time to time
                                                      prescribe for such
                                                      purpose, and

                                             (v)      that the Grantee first
                                                      obtains from the mortgagee
                                                      an undertaking in favour
                                                      of the Corporation to be
                                                      bound by the terms and
                                                      conditions as to
                                                      alienation in accordance
                                                      with (ii) hereof before
                                                      exercising any power of
                                                      sale or foreclosure under
                                                      the mortgage or charge.

Licence to subsidiary                (c)     The Grantee may, subject to the
company                                      prior written approval of the
                                             Corporation, provided that such
                                             approval shall not be unreasonably
                                             withheld, permit subsidiary and
                                             associated companies of the Grantee
                                             to occupy or share with the Grantee
                                             the use of part of (but not the
                                             whole of) the building or buildings
                                             to be erected on the said land by
                                             way of licence on such terms for
                                             such duration and in such form as
                                             may be approved by and in
                                             conformity with such conditions as
                                             are from time to time required by
                                             the Corporation, which conditions
                                             shall be available for the
                                             Grantee's information at any time
                                             upon request.

Electrical apparatus        (9)      To provide and install at the Grantee's own
and fittings                         expense all necessary electrical apparatus
                                     wires and fittings and facilities for
                                     lights and power within the said land, the same to be in all respects in compliance with such requirements as the Corporation shall reasonably see fit and also in compliance with the terms of the Electricity Supply Ordinance Cap.103 or any regulations or orders made thereunder or any legislation for the time being modifying or replacing the same. The
                                     Grantee, if required by the Corporation, shall submit detailed plans and specifications for the Corporation's prior approval in writing before installing such electrical works aforesaid.

Protection of shores        (10)     At the Grantee's own cost to take such
embankments slopes                   steps and execute such works upon the said
etc.                                 land as may be necessary for the protection
                                     of shores sea or river walls and
                                     embankments and for the prevention of
                                     earth-slip erosion of soil and failure of slopes expeditiously in a workmanlike manner and to the satisfaction of the Corporation DOL and other relevant
                                     Government authorities. The Grantee shall make good any damage thereto when called upon so to do by the Corporation and/or DOL or shall repay to the Corporation or DOL, as the case may be, on demand the costs of repairing any such damage as certified by the Corporation or DOL.

Delay in completion of      (11)     (a)     If the Grantee shall fail to
development and                              complete the said building or
installation                                 buildings works and/or the said
                                             purchase and installation of
                                             machinery plant and equipment
                                             within the respective time limits
                                             therefor set out in the Proposal
                                             Form or within any extended period
                                             under Clause C(3) hereof the
                                             Grantee shall pay to the
                                             Corporation a sum calculated at the
                                             rate of HK$12,956 per day as
                                             additional premium for the period
                                             during which the said building or
                                             buildings and/or the said purchase
                                             and installation shall so remain or
                                             have remained incomplete in respect
                                             of each and every separate stage of
                                             development and/or each and every
                                             separate stage of installation
                                             aforesaid.

Delay in                             (b)     If the Grantee shall fail to
commencement of                              commence operations for the purpose
operations                                   referred to in Clause A hereof
                                             within the time limit therefor set
                                             out in the Proposal Form or within
                                             any extended time limit under
                                             Clause C(3) hereof the Grantee
                                             shall pay to the Corporation as
                                             additional premium a sum calculated
                                             at the same rate per day as set out
                                             in paragraph (a) above for the
                                             period of the delay in such
                                             commencement of operations.

Removal of unfit            (12)     To remove and replace any materials brought
materials etc.                       on the said land or used in any of the said
                                     building works or installations which the Corporation shall require to be removed as being inferior or unfit and to make good any workmanship which is not in accordance with the approved specifications. The
                                     Grantee shall commence works to remedy the same within 14 days of the notice from the Corporation requiring the Grantee so to do and shall complete such remedial works with due expedition. If the Grantee fails to remedy such defects as aforesaid the Corporation may enter upon the said land and remedy such defects at the expense of the Grantee. A statement or statements in writing from the Corporation setting out the expense of remedying such defects shall be conclusive and binding on the Grantee who shall pay such expense to the Corporation on demand.

Compliance with             (13)     Not to erect or build or permit or suffer
building plans                       to be erected or built any building or
                                     buildings or structures or erections other than such as shall be in conformity with the plans elevations sections and specifications approved by the Corporation and the Building Authority nor to make any alterations thereto without the consent in writing of the Corporation and the Building
                                     Authority, which consent shall, insofar
                                     only as the Corporation is concerned, not be unreasonably withheld.

Compliance with all         (14)     In the erection and completion of the said
laws etc.                            building or buildings and all works
                                     relating or incidental thereto to do all acts and things required by and to perform the works conforming in all respects with the provisions of any laws or regulations relating thereto and of the said Conditions of Grant insofar as the same are applicable and to pay and keep the Corporation indemnified against all claims actions suits and expenses and other payments whatsoever which during the progress of the works may become payable in respect of the said works or of anything done under the authority herein contained and from time to time to discharge and pay all claims actions suits expenses assessments and other payments whatsoever now or at any time hereafter be chargeable against the Corporation under any law ordinance regulation order in council or under the said Conditions of Grant on account of or arising from any breach non-performance or non-compliance by the Grantee with the terms and conditions of the said Conditions of Grant so far as applicable in regard to the said land or any structures thereat.

Not to cause                (15)     Not to do or permit or suffer to be done in
nuisance or                          or upon the said land or any part thereof
annoyance                            or any building or any part thereof to be
                                     erected thereon anything which causes or may cause a nuisance or annoyance or may cause damage to the Government or to the Corporation or to the lessees tenants licensees or occupiers of neighbouring premises.

Not to sell earth           (16)     Except with the prior written consent of
                                     the Corporation, not to sell or dispose of any earth clay gravel or sand from the said land or permit or suffer any of the same to be removed except so far as shall be necessary for the execution of the said works.

Building materials          (17)     Not without the prior consent in writing of
                                     the Corporation (which consent shall not be unreasonably withheld) to remove or permit or suffer to be removed until after completion of the said building or buildings and other works in accordance with the provisions herein contained any building materials (other than inferior or unfit materials removed for the purpose of being replaced by proper materials) or plant which shall be brought upon the said land for the purpose of the said works.

Signs posters etc.          (18)     (a)     Not without the prior consent in
                                             writing of the Corporation,
                                             provided that such consent shall
                                             not be unreasonably withheld, to
                                             affix or exhibit or erect or permit
                                             or suffer to be affixed or
                                             exhibited or erected on or upon any
                                             part of the said land or road or
                                             path-way or other access to the
                                             said land any placard signboard
                                             poster or other advertisement or
                                             hoarding other than a signboard
                                             bearing the Grantee's name his
                                             address telephone number and the
                                             nature of his trade or business.

Boundary Stones                      (b)     To permit boundary stones properly
                                             cut and marked with the number of
                                             the Estate and/or the said land to
                                             be fixed at each angle thereof and
                                             either in or on the said land
                                             itself or in or on any building to
                                             be erected thereon as may be
                                             required by DOL and/or the
                                             Corporation and shall pay the fees
                                             prescribed by him and/or the
                                             Corporation, as the case may be, as
                                             well as the prescribed fee for the
                                             refixing of such boundary stones
                                             which, through being lost, damaged
                                             or removed, need replacing.

Not to deposit              (19)     Not at any time to deposit or make up or
unnecessary building                 manufacture or permit or suffer to be
materials                            deposited made up or manufactured upon the
                                     said land any building or other materials except such as shall be actually required for the building or buildings to be erected on the said land in accordance with this Agreement and as soon as the building or buildings hereinbefore agreed to be erected shall be completed at his own expense to remove from the road or footpath adjoining the said land or the ground intended to be used for such road or footpath all building and other things or materials and water whatsoever.

To take out                 (20)     As soon as any of the said building or
insurance                            buildings shall have reached a height of
                                     five feet above ground level to insure the same to the full value thereof in the joint names of the Corporation and the Grantee subject to an assignment of the right to receive the proceeds in favour of the mortgagee (if any) against loss or damage by fire water storm wind typhoon earthquake or any calamity beyond the control of the Grantee with some reputable insurance company or companies approved by the Corporation and shall increase such insurance proportionately as the said building or buildings approach completion and to keep the same so insured until a lease shall be granted as hereinafter provided and to pay all premiums thereof on or before the due dates for payment of the same and to produce to the Corporation or its agent without demand the policy or policies of such insurance and the receipt for each such payment. In the event the said building or buildings or any part thereof are destroyed or damaged by fire water storm wind typhoon earthquake or any calamity beyond the control of the Grantee, the Grantee shall, unless otherwise agreed by the Corporation in writing, cause all monies received by virtue of any such insurance to be forthwith laid out in rebuilding and reinstating the building or buildings and shall make up any deficiency thereof out of his own monies PROVIDED
                                     ALWAYS that if the Grantee shall at any
                                     time fail to keep the premises insured as aforesaid the Corporation may do all things necessary to effect or maintain such insurance and any monies expended by it for that purpose shall be repayable by the Grantee on demand and be recovered forthwith from the Grantee as a debt.
                                     Unless otherwise agreed by the Corporation in writing, in the event of the right to receive the proceeds of any such insurance having been assigned to the mortgagee the mortgagee shall be under the same obligation as the Grantee to forthwith lay out the monies so received in rebuilding and reinstating the building or buildings but nothing herein shall oblige the mortgagee to make up any deficiency necessary to complete such rebuilding and reinstatement out of its own monies but notwithstanding this provision the Grantee shall remain under an obligation to make up any deficiency out of its own monies.

Drainage                    (21)     (a)     To construct and maintain, at the
                                             Grantee's own expense, an internal
                                             drainage system. The whole of the
                                             drainage within the said land shall
                                             be subject to the approval of the
                                             Corporation and DOL, who may
                                             require these works to be carried
                                             out with such design pipes and
                                             other equipment of such designs,
                                             sizes and materials as it he or
                                             they may specify. The point of
                                             discharge of any drain shall be
                                             subject to the approval of the
                                             Corporation and DOL.

                                     (b)     To construct and maintain at the
                                             Grantee's own expense and to the
                                             satisfaction of the Corporation and
                                             DOL such drains sewers and
                                             channels, whether within the
                                             boundaries of the said land or on
                                             or under the Estate or Government
                                             land, as the Corporation and DOL
                                             may consider necessary to intercept
                                             and convey into the nearest
                                             stream-course, catch-pit, channel,
                                             storm-water drain or sea all
                                             storm-water or rain-water falling
                                             or flowing on to the said land and
                                             the approach road thereto, and the
                                             Grantee shall be solely liable for
                                             and shall indemnify the Corporation
                                             and the Government and its or their
                                             officers from and against all
                                             actions, claims and demands arising
                                             out of any damage or nuisance
                                             caused by such storm-water or
                                             rain-water.

Connecting drains and                (c)     The Grantee shall pay to the
sewers                                       Government on demand the cost of
                                             connecting any drains and sewers
                                             from the said land to the
                                             Government storm-water drains and
                                             sewers when laid. Such works shall
                                             be carried out by DOL who shall
                                             incur no liability to the Grantee
                                             in respect thereof.

Damage to drains                     (d)     Any damage or obstruction caused by
etc.                                         the Grantee, his servants, or
                                             agents to any nullah, sewer,
                                             storm-water drain, watermain or
                                             other properties belonging to the
                                             Government within or adjoining the
                                             said land shall be made good by the
                                             Government or the Corporation at
                                             the cost of the Grantee, and the
                                             amount due in respect thereof shall
                                             be paid on demand to the Government
                                             and/or the Corporation as the case
                                             may be by the Grantee.

Refuse Deposit                       (e)     The Grantee shall not permit sewage
                                             or refuse water to flow from the
                                             said land onto any adjoining land
                                             or nullah or allow any decaying,
                                             noisome, noxious, excrementitious,
                                             or other refuse matter to be
                                             deposited on any portion of the
                                             Estate and shall have all such
                                             matter removed from the Estate or
                                             any building erected thereon in a
                                             proper manner.

To indemnify the            (22)     The Grantee shall indemnify the Corporation
Corporation for                      for any breach default and damage done to
damage                               or at any nullah sewer drain cables pipes
to drains utilities etc.             lights power lines wires seawalls shores
                                     telephone lines embankments roads paths or any other facilities or amenities whether in under or on the Estate or Government land, by the Grantee his servants agents contractors or sub-contractors or his or their workmen or agents or vehicles or by any spoil from the said land and shall pay to the Government or the Corporation as the case may be on demand any sum which the Corporation or DOL shall certify to be the cost of remedying or making good any such breach default or damage aforesaid.

To provide                  (23)     To devise and effect the drainage of any
installations for                    building erected or to be erected on the
treatment of sewage                  said land as may be required or directed by
etc.                                 the Corporation and DOL and the Grantee
                                     shall make all arrangements and provide all installation plants or equipments at his own expense and to the satisfaction of the Corporation and DOL for the treatment and disposal of foul or contaminated water by the construction, installation, operation and maintenance of suitable works plants or equipments either within or outside the said land and on such terms as the Corporation and DOL shall require or direct, and the Grantee shall be solely liable for and indemnify the Corporation for any damage nuisance or annoyance caused thereby and in particular to provide and construct at the Grantee's own expense such sewers meters manholes inspection chambers and such apparatus and facilities within the said land as shall be required by the Corporation and/or DOL and the same to be constructed and provided with such materials device and at such suitable positions to the satisfaction of the Corporation and/or DOL having regard to the buildings and structures to be erected and the purpose therefor referred to in Clause A hereof and with a view to ensuring that the same will fit in and operate efficiently and smoothly with the central sewage treatment system built or to be built by the Corporation for treating any trade effluents and/or foul and contaminated water discharged or to be discharged from the Estate. If the Grantee shall fail to provide and construct the same to the satisfaction of the Corporation and/or DOL, the Corporation and/or the Government shall be entitled to enter the said land and take over the construction and provision of such work at the cost of the Grantee who shall pay such costs to the Corporation and/or the Government as the case may be on demand therefor.

Plumbing for water          (24)     (a)     At the Grantee's own expense to
supply                                       provide and construct separate
                                             proper plumbing or ducting systems
                                             to receive filtered water supply
                                             and salt water supply (if any) from
                                             the Government's or the
                                             Corporation's mains, such plumbing
                                             or ducting systems to be designed
                                             and constructed as the Corporation
                                             shall reasonably require or direct
                                             and the Grantee shall comply with
                                             all terms and conditions as shall
                                             be imposed by the Government and
                                             the provisions of the Waterworks
                                             Ordinance Cap.102 or any enactment
                                             amending or replacing the same
                                             relating to the supply of such
                                             filtered water supply and salt
                                             water supply. No guarantee is given
                                             by the Corporation that any such
                                             water aforesaid will be supplied or
                                             that the supply will be
                                             continuously available.

Government mains                     (b)     No water from Government mains
                                             shall be used for flushing purposes
                                             on any part of the said land
                                             without the written consent of the
                                             Water Authority. Consent to use
                                             fresh water from the mains for such
                                             purposes may be given if an
                                             alternative supply is impracticable
                                             and evidence to that effect is
                                             offered to and accepted by the
                                             Water Authority. If a mains supply
                                             of salt water is provided, the
                                             Grantee shall not implement his
                                             proposals for plumbing until such
                                             proposals have been approved in
                                             writing by the Water Authority. In
                                             the event of an alternative supply
                                             proving inadequate, the fact that
                                             salt water may in the future be
                                             unsuitable for the plumbing
                                             installed will not be accepted as a
                                             justification for the use of mains
                                             fresh water for flushing purpose.

Not to discharge            (25)     (a)     Not to discharge or cause or permit
trade effluent etc.                          or suffer to be discharged into the
                                             sea, public sewer, storm-water
                                             drain, channel or stream-course any
                                             trade effluent or foul or
                                             contaminated water or cooling water
                                             without the prior written consent
                                             of the Corporation and/or the
                                             Director of Environmental
                                             Protection (hereinafter referred to
                                             as "EPD"). The Corporation and/or
                                             EPD shall as a condition or
                                             conditions of granting its his or
                                             their consent require the Grantee
                                             to provide, operate and maintain at
                                             the Grantee's own expense and
                                             either within the said land or
                                             otherwise and to the satisfaction
                                             of the Corporation and/or EPD
                                             suitable works for the treatment
                                             and disposal of such trade effluent
                                             or foul or contaminated or cooling
                                             water. The consent of the
                                             Corporation under this paragraph
                                             shall not be unreasonably withheld.

Choking of drains                    (b)     To pay the Corporation the proper
                                             and reasonable cost in cleansing or
                                             clearing or cleaning any drains
                                             stopped up owing to the careless
                                             use by the Grantee or his servants
                                             or agents.

Existing drain              (26)     Not to interfere with any existing drain,
                                     waterway or nullah within or adjoining the said land or have any right to the water therein.

Fire Services               (27)     (a)     To provide and maintain at the
Installations                                Grantee's own cost either within
                                             the said land or outside thereof or
                                             within any building or buildings to
                                             be erected on the said land at such
                                             point or points as the Director of
                                             Fire Services may require such fire
                                             fighting appliances, fire fighting
                                             water pumping connection or other
                                             fire prevention equipment as the
                                             Director of Fire Services may, from
                                             time to time, reasonably require.

                                     (b)     To provide an adequate supply of
                                             water for fire fighting purposes at
                                             such positions within the said land
                                             as may be required by the
                                             Corporation and the Director of
                                             Fire Services.

                                     (c)     To comply with all lawful
                                             requirements of the Director of
                                             Fire Services made under the
                                             Dangerous Goods Ordinance Cap.295,
                                             and any regulations thereunder or
                                             amendments thereto.

Access                      (28)     Not to have any right of ingress and egress
                                     for motor vehicles to and from the said
                                     land except between such points or
                                     locations as the Corporation and DOL may approve or direct in writing, and not to permit or suffer any vehicular access to the said land except as aforesaid.

Injuries to persons         (29)     (a)     To be liable for, and to indemnify
                                             the Corporation against, any
                                             expense, liability, loss, claim or
                                             proceedings whatsoever arising
                                             under any statute or at common law
                                             in respect of personal injury to or
                                             the death of any person whomsoever
                                             arising out of or in the course of
                                             or caused by the construction of
                                             the building or buildings and
                                             structures and all works relating
                                             thereto.

Damage to                            (b)     To be liable for, and to indemnify
properties                                   the Corporation against, any
                                             expense, liability, loss, claim or
                                             proceedings in respect of any
                                             injury or damage whatsoever to any
                                             property real or personal belonging
                                             to the Corporation the Government
                                             or the lessees tenants licensees or
                                             occupiers of any premises adjoining
                                             the said land where such injury or
                                             damage arises out of or in the
                                             course of or by reason of the
                                             carrying out of the building works
                                             aforesaid and provided always that
                                             the same is due to any negligence,
                                             omission or default of the Grantee,
                                             his contractor, his servants,
                                             agents or visitors.

Indemnity                            (c)     Without prejudice to the provisions
                                             of paragraphs (a) and (b) above, to
                                             indemnify the Corporation and/or
                                             the Government against all action,
                                             claims, costs, demands whatsoever
                                             and howsoever arising out of any
                                             works carried out in connection
                                             with or upon the said land or any
                                             part thereof or any building to be
                                             erected thereon or any part thereof
                                             (whether with or without authority)
                                             Provided that the same is due to
                                             any negligence, omission or default
                                             of the Grantee, its servants or
                                             agents or contractors or
                                             subcontractors.

Disposal of rubbish         (30)     To make good and sufficient provision for
and waste                            the safe and efficient disposal of all
                                     rubbish and waste including but not limited to pollutants generated at the said land to the reasonable requirements and satisfaction of the Corporation and other relevant Government authorities under any law ordinance regulations and orders in council relating thereto and also under the terms and conditions of the said Conditions of Grant so far as the same are applicable
                                     PROVIDED THAT in the event of any default by the Grantee under this Clause the Corporation may carry out such remedial measures as it thinks necessary and all costs and expenses incurred thereby shall be recoverable forthwith from the Grantee as a debt.

Change of name              (31)     Not to effect a change of name except with
                                     the prior consent in writing of the
                                     Corporation (which consent shall not be
                                     unreasonably withheld) PROVIDED THAT on
                                     every change of name the Grantee shall pay to the Corporation a fee of HK$500.00 in relation to such consent.

Transport of                (32)     Not to move any plant and materials to and
materials etc.                       from the said land except over such roads
                                     on the Estate as shall be selected by the Corporation and to take all reasonable care to avoid damage to the said roads and the footpaths adjoining the said land and on demand to repay to the Corporation the cost of making good any damage thereto or to the sewers drains pipes cables wires and other works therein and thereunder or to any other property of the Corporation or of any other tenant lessee or occupier in the Estate and in this connection the Grantee shall be notified by the Corporation of such damage as soon as practicable and shall be provided with supporting documents showing the costs of making good any damage.

Damage to Roads             (33)     (a)     To pay to the Corporation or the
                                             Government on demand any sum which
                                             the Corporation or DOL shall
                                             certify to be the cost of making
                                             good any damage done to public
                                             roads by the Grantee, his
                                             contractors or sub-contractors or
                                             his or their workmen or vehicles or
                                             by any spoil from the said land and
                                             insofar as any demand is made by
                                             the Corporation hereunder the
                                             Grantee shall be provided with
                                             supporting documents showing the
                                             costs of making good any damage.

Not to park on roads                 (b)     Not to park any vehicles on the
etc.                                         Estate roads or public road or to
                                             load or unload vehicles while these
                                             are standing on the said roads and
                                             to remove all building materials or
                                             rubbish or earth that may fall on
                                             or be carried on to the said roads.

Dumping or storage of       (34)     Not to dump or store any material nor to
materials                            carry out any work within the boundaries of
                                     any public road or way without the prior written consent of the Corporation and DOL. Further, the Grantee shall not dump or store any materials or carry out any work on any land outside the boundaries of the said land without the prior written consent of the Corporation.

Not to set back any         (35)     (a)     Not to cut away, remove or set back
land                                         any land adjoining the said land
                                             except with the prior written
                                             consent of the Corporation and DOL,
                                             which consent shall, insofar only
                                             as the Corporation is concerned,
                                             not be unreasonably withheld.

Retaining walls etc.                 (b)     Where any cutting away, removal or
                                             setting back of adjacent or nearby
                                             hillside or banks or any building
                                             up or filling in is required for
                                             the purpose of or in connection
                                             with the formation, levelling or
                                             development of the said land and
                                             the roads adjacent thereto or any
                                             part thereof, the Grantee shall
                                             construct or bear the cost of the
                                             construction of such retaining
                                             walls or other support or of
                                             afforestation or turfing or other
                                             suitable landscaping techniques as
                                             shall or may then or at any time
                                             thereafter be necessary to protect
                                             and support such hillside and banks
                                             and the said land itself and to
                                             obviate and prevent any falling
                                             away, landslip or subsidence
                                             occurring thereafter, and shall at
                                             all times maintain the said
                                             retaining walls or other support in
                                             good and substantial repair and
                                             condition and maintain or cultivate
                                             any trees turf or other plantings
                                             to ensure their healthy state. In
                                             the event that as a result or
                                             arising out of any such formation,
                                             subsidence or falling away occurs
                                             at any time, whether in or from the
                                             adjacent hillside or banks and
                                             whether the same be Government or
                                             leased land or land agreed to be
                                             leased by the Corporation, or in or
                                             from the said land itself, the
                                             Grantee shall at his own expense
                                             reinstate and make good the same
                                             and shall indemnify the Corporation
                                             and the Government from and against
                                             all costs, charges, damages,
                                             demands and claims whatsoever which
                                             shall or may be made, suffered or
                                             incurred through or by reason of
                                             such landslip, subsidence or
                                             falling away. In addition to any
                                             other rights or remedies herein
                                             provided for breach of any of the
                                             conditions hereof the Corporation
                                             and/or DOL shall be entitled by a
                                             notice in writing to call upon the
                                             Grantee to carry out such
                                             construction, planting and/or
                                             maintenance or to reinstate and
                                             make good any falling away,
                                             landslip or subsidence, and if the
                                             Grantee shall neglect or fail to
                                             comply with such notice within the
                                             period specified therein the
                                             Corporation and/or DOL may
                                             forthwith execute and carry out the
                                             work and the Grantee shall on
                                             demand repay to the Corporation
                                             and/or the Government as the case
                                             may be the cost thereof.

No blasting                          (c)     Not to undertake or permit or
                                             suffer to be undertaken blasting
                                             within the said land without the
                                             prior approval of DOL which
                                             approval may be subject to such
                                             conditions as DOL may impose.

Slopes Investigation                 (d)     The Grantee shall, if required so
                                             to do by the Corporation or DOL,
                                             appoint at the Grantee's own
                                             expense an engineer or consultant
                                             specialising in the practice of
                                             soil and rock engineering and,
                                             using the services of the said
                                             engineer or
                                             consultant, shall undertake a full
                                             soil and rock investigation of such
                                             slopes, whether within or adjoining
                                             or adjacent to the said land, as
                                             shall be specified by the
                                             Corporation or DOL.

Foundations                 (36)     To comply with the requirements and
                                     directions of the Corporation and DOL in relation to any foundations to be constructed near or adjoining any sewer, storm-water drain or nullah within or adjoining the said land.

Not to use buildings        (37)     Not to permit or suffer any person to
before issue of                      occupy reside in or make use of any
occupation permit                    building erected on the said land before a
                                     final or temporary Occupation Permit
                                     (whichever shall be the earlier) has been issued by the relevant Government
                                     Authority.

Plants and trees etc.       (38)     To plant and grow trees and shrubs within
                                     the grounds of the said land and generally to do everything necessary thereon to beautify and render the atmosphere thereof congenial and pleasant in default whereof the Corporation may proceed to carry out such works and provide such materials as are necessary for the due performance of the obligations under this Clause and all reasonable costs and expenses incurred thereby shall be recoverable forthwith from the Grantee as a debt.

Spoil or debris             (39)     (a)     In the event of spoil or debris
                                             from the said land or from other
                                             areas affected by any development
                                             of the said land being eroded and
                                             washed down on the lanes or roads
                                             or into road-culverts, sewers,
                                             storm-water drains or nullahs,
                                             foreshore or sea bed, river or
                                             river bed, or any other properties
                                             belonging to the Government or
                                             Corporation, the Grantee shall be
                                             held responsible for and shall
                                             indemnify the Corporation against
                                             and pay to the Corporation and/or
                                             the Government as the case may be
                                             on demand the cost of removal of
                                             the spoil and debris from or of
                                             damage to the lanes or roads or
                                             road-culverts, sewers, storm-water
                                             drains or nullahs, foreshore or sea
                                             bed, river or river bed, or any
                                             other properties aforesaid. The
                                             Grantee shall also indemnify the
                                             Corporation and the Government
                                             against all actions claims and
                                             demands arising out of any damage
                                             or nuisance to any private property
                                             caused by such erosion and washing
                                             down.

                                     (b)     No earth, debris, spoil of
                                             whatsoever nature, or building
                                             material shall be dumped on any
                                             adjoining land or Government land,
                                             sea or sea bed, or river or river
                                             bed.

Damage to drains            (40)     To take or cause to be taken all proper and
utilities etc.                       adequate care, skill and precautions at all
                                     times and particularly during any
                                     construction, maintenance, renewal or
                                     repair work to avoid doing any damage to any Government or other existing drain, waterway or watercourse (including water main), footpath, sewer, nullah, pipe, cable, wire, utility service or any other works or installations (all together hereinafter referred to as "the said works and services") being or running upon, over under or adjacent to the said land or any part thereof, provided that the Grantee before carrying out any such work as aforesaid shall make or cause to be made such proper search and enquiry as may be necessary to ascertain the precise position and levels of any of the said works and services, and shall submit his proposals for dealing with any of such said works and services in writing to the Corporation and DOL for their approval in all respects and shall not carry out any work whatsoever until the Corporation and DOL shall have given their written approvals to the works and to such proposals aforesaid, which approval shall, insofar only as the Corporation is concerned, not be unreasonably withheld and shall comply with any requirement of the Corporation and DOL in respect of the said works and services, and shall bear the cost of meeting such requirements including the cost of any necessary diversion, relaying or reinstatement, and shall at the Grantee's own expense in all respects repair, make good and reinstate to the satisfaction of the Corporation and DOL any damage or disturbance caused to the surface of the said land or any of the said works and services running on, over, under or adjacent to the said land in any manner arising out of any such construction, maintenance, renewal or repair work. If the Grantee fails to carry out any such necessary diversion, relaying, repairing, making good and reinstatement of the said land or any part thereof or of any of the said works and services running on, over, under or adjacent to the said land to the satisfaction of the Corporation and DOL, the Corporation and/or DOL may carry out any such diversion, relaying, reinstatement or making good as the Corporation and/or
                                     DOL consider necessary and the Grantee
                                     shall pay to the Corporation and/or the
                                     Government as the case may be on demand the cost of such works.

Compliance with             (41)     To observe and comply with such terms
lease conditions                     covenants and conditions contained in the
                                     lease set out in the Second Schedule hereto on the Lessee's part to be observed and complied with insofar as the same are applicable as if the lease has been executed and without prejudice to the generality of the foregoing the Grantee shall observe and comply with Clauses B(8), B(14), B(15), B(21), B(22), B(23), B(41)
                                     and J of the lease set out in the Second
                                     Schedule hereto.

                            C. It is hereby mutually agreed that until the Grantee has performed all his obligations herein contained the Corporation shall possess the rights and powers following:-

Corporation's right         (1)      (a)     The right for itself and its agents
to enter and view                            at all reasonable times, and upon
                                             prior appointment and at a time
                                             mutually convenient to the
                                             Corporation and the Grantee, or
                                             failing prior appointment, by prior
                                             notice of reasonable time from the
                                             Corporation, to enter upon the said
                                             land to view the state and progress
                                             of the said buildings and works, to
                                             inspect and test the materials and
                                             workmanship in connection
                                             therewith, to check whether the
                                             user provisions are being strictly
                                             observed and to check whether all
                                             the terms conditions and agreements
                                             on the Grantee's part to be
                                             performed or observed are properly
                                             performed or observed and for any
                                             other reasonable purpose including
                                             the construction and installation
                                             of any embankments sewers pipes and
                                             cables as may be required by the
                                             Corporation.

Additional premium                   (b)     If the Grantee shall be in breach
upon Grantee's                               of any of the terms conditions and
failure to remedy                            covenants on the part of the
breach                                       Grantee to be performed observed or
                                             complied with in respect of which
                                             notice of breach has been given by
                                             the Corporation and such breach
                                             shall not have been completely
                                             remedied to the satisfaction of the

                                             Corporation before such date or
                                             time limit specified in the said
                                             notice given by the Corporation
                                             then the Corporation shall be
                                             entitled, without prejudice to any
                                             other rights and powers of the
                                             Corporation under this Agreement,
                                             to demand and the Grantee shall pay
                                             on demand by the Corporation a sum
                                             calculated at the rate of HK$6,478
                                             per day as additional premium for
                                             the period from the date or time
                                             limit specified in the said notice
                                             for the remedy of such breach to
                                             the actual date on which such
                                             breach shall have been completely
                                             remedied to the satisfaction of the
                                             Corporation. For the avoidance of
                                             doubt, this clause shall not be
                                             applicable to any of the cases
                                             mentioned in paragraphs (a) and (b)
                                             of Clause B(11) hereof which cases
                                             shall be governed by the provisions
                                             therein mentioned.

Re-entry on                 (2)      (a)     In case any of the said building or
Grantee's defaults                           buildings and other structures
                                             hereby agreed to be erected and the
                                             purchase and installation of all
                                             equipment as hereinbefore
                                             stipulated be not completed or fit
                                             for occupation and operation within
                                             the period (periods) hereinbefore
                                             limited (time in this respect shall
                                             be of the essence of the contract)
                                             and in accordance in every way with
                                             the stipulations herein contained
                                             or referred to or in case the
                                             Grantee shall in any other way fail
                                             to perform and observe any of the
                                             stipulations on his part herein
                                             contained or referred to, the
                                             Corporation may serve upon the
                                             Grantee notice of the breach and
                                             thereby requiring the Grantee to
                                             remedy the breach within such
                                             reasonable time as shall be
                                             specified in such notice and if
                                             upon the expiration of such
                                             reasonable time the Grantee has not
                                             remedied the breach to the
                                             satisfaction of the Corporation
                                             then the Corporation shall have
                                             full right and liberty to re-enter
                                             upon and take possession of the
                                             said land and all buildings
                                             structures fixtures plants
                                             equipment material and effects
                                             whatsoever thereon (save and except
                                             only such goods finished or
                                             unfinished as may have been
                                             produced by the Grantee and raw
                                             materials therefor and such
                                             equipment as may have been
                                             installed specifically for the
                                             Grantee's operations as referred to
                                             in the Proposal Form; such
                                             equipment as aforesaid may be
                                             removed by the Grantee at his own
                                             expense but any damage thereby
                                             caused to the said land and the
                                             buildings and structure thereon
                                             shall be made good by the Grantee
                                             to the satisfaction of the
                                             Corporation; for the avoidance of
                                             doubt, no electrical installations,
                                             air-conditioning installations,
                                             fire protection installations,
                                             lifts or ancillary engineering
                                             installations shall be removed by
                                             the Grantee) with power to hold and
                                             dispose the same as if this
                                             Agreement had not been entered into
                                             and without making to the Grantee
                                             any compensation or allowance for
                                             the same and without making any
                                             refund of the premium or any other
                                             money or monies paid by the Grantee
                                             or any part thereof, and this
                                             Agreement shall thereupon determine
                                             but without prejudice to any right
                                             of action or other remedy of the
                                             Corporation for the recovery of any
                                             annual rent and unpaid premium or
                                             other monies due to it from the
                                             Grantee or in respect of any breach
                                             of this Agreement PROVIDED ALWAYS
                                             that if the said land has been
                                             assigned by way of building
                                             mortgage the provisions of this
                                             Clause shall not take effect until
                                             the Corporation has served upon the
                                             mortgagee a notice in writing
                                             specifying the breach and the
                                             mortgagee has failed to remedy such
                                             breach with all due expedition.

Re-entry on                          (b)     If the Grantee shall become
Grantee's                                    bankrupt or in the case of a
bankruptcy or                                limited company have a Receiver of
winding-up etc.                              its undertakings appointed or shall
                                             pass an effective resolution for
                                             winding up (except for the purposes
                                             of reconstruction or amalgamation)
                                             or shall have a winding up order
                                             made against it or suffer goods to
                                             be taken in execution then and in
                                             any such case the Corporation or
                                             any person duly authorised by it
                                             may at any time thereafter into and
                                             upon the said land re-enter and
                                             take possession thereof and all
                                             buildings structures fixtures plant
                                             equipment material and effects
                                             whatsoever thereon (save and except
                                             only such goods finished or
                                             unfinished as may have been
                                             produced by the Grantee and raw
                                             materials therefor and such
                                             equipment as may have been
                                             installed specifically for the
                                             Grantee's operations as referred to
                                             in the Proposal Form; such
                                             equipment as aforesaid may be
                                             removed by the Grantee at his own
                                             expense but any damage thereby
                                             caused to the said land and the
                                             buildings and structure thereon
                                             shall be made good by the Grantee
                                             to the satisfaction of the
                                             Corporation; for the avoidance of
                                             doubt, no electrical installations,
                                             air-conditioning installations,
                                             fire protection installations,
                                             lifts or ancillary engineering
                                             installations shall be removed by
                                             the Grantee) with power to hold and
                                             dispose of the same as if this
                                             Agreement had not been entered into
                                             and without making to the Grantee
                                             any compensation or allowance for
                                             the same and without making any
                                             refund of the premium or any other
                                             money or monies paid by the Grantee
                                             or any part thereof, and this
                                             Agreement shall thereupon determine
                                             but without prejudice to any right
                                             of action or other remedy of the
                                             Corporation for the recovery of any
                                             annual rent and unpaid premium or
                                             any other monies due to it from the
                                             Grantee or in respect of any breach
                                             of this Agreement.

Extension of period         (3)      PROVIDED nevertheless that notwithstanding
for development                      any such default as aforesaid in completing
                                     the said building or buildings and works or in the purchasing and installing the said equipment or in commencing operations for the purpose referred to in Clause A hereof, the Grantee may apply in writing for an extension of time for completing such stage of development and/or such stage of purchase and installation of the said machinery plant and equipment and/or for commencing operation for the purpose referred to in Clause A hereof and approval for an extension of time shall not be unreasonably withheld by the Corporation having regard to the circumstances of the default including such grounds and proposals for remedy as shall or may be indicated in the Grantee's application. In the event of such approval being granted, the Corporation shall give notice in writing to the Grantee of its intention not to enforce the stipulations herein contained and may fix such extended period as may be applied for by the Grantee or such other period as may be determined by the Corporation with regard to the circumstances of the case for the completion of the said works in substitution for the time limit for completion set out in the Proposal Form in respect of such stage of development and/or such stage of installation aforesaid then being carried on and incomplete or the time limit set out in the Proposal Form for commencing operations aforesaid, and thereupon the obligations hereunder of the Grantee to complete the said works and to accept a lease hereinafter mentioned shall be taken to refer to such substituted period.

                            D.       If the said building or buildings and works
                            under each and every separate stage of development
                            referred to in the Proposal Form shall have been
                            completely finished to the satisfaction of the
                            Corporation and DOL (to be evidenced by the issuance
                            to the Grantee of an Occupation Permit or Permits by
                            the relevant Government Authority) and the said
                            equipment under each and every separate stage of
                            installation referred to in the Proposal Form shall
                            have been purchased and installed and the operations
                            referred to in the Proposal Form shall have been
                            commenced within the time limits referred to in the
                            Proposal Form or of such extended period (if any)
                            under Clause C(3) hereof as aforesaid and if the
                            Grantee shall have performed and observed all other
                            obligations stipulations and conditions herein
                            contained and on his part to be performed and
                            observed other than such as may have been waived in
                            writing as aforesaid and provided that the Grantee
                            shall also have complied with Clause E hereof then
                            the Corporation shall grant and the Grantee
Issuing of Lease to         (without calling on the Corporation to deduce title)
the Grantee                 shall accept and execute one good and sufficient
                            lease (in duplicate) of the said land together with the building or buildings so erected thereon with their appurtenances for the residue of the term from the date of possession of the said land being given to the Grantee as referred to in Clause B(1)(a) hereof to the 27th day of June 2047 at the rent and premium and in the form containing the reservation exceptions covenants conditions and provisions set forth in the Second Schedule hereto with such modifications as circumstances may render necessary
                            PROVIDED THAT until such lease is executed the Grantee shall obey perform and comply with the terms conditions and covenants in such lease on its part to be obeyed performed or complied with as though a lease has been executed at the same rent and subject to the reservations covenants and conditions contained in the Second Schedule hereto so far as the same are applicable.

Certificates etc. to be     E.       The Grantee shall at the time or times
supplied by the             mentioned below but in any event before the issuance
Grantee                     of the lease under Clause D hereof supply to the
                            Corporation the following:-

                            (i) a certificate signed by the Grantee's architects of the amount incurred by the Grantee in the erection or construction of any building or buildings in accordance with Clause B(7) hereof which certificate shall contain if required by the Corporation a breakdown of the money or monies spent on site formation (if any), foundations, building or buildings, fixtures, fittings, roads or pathways, utilities, drainage and sewage works or installations and other ancillary works as regards each separate stage of development aforesaid which certificate in respect of each stage shall be given to the Corporation within three months from the expiration of the time limit for the completion thereof as referred to in the Proposal Form or such extended period (if any) under Clause C(3) hereof.

                            (ii) a certificate signed by the Grantee's auditor giving the value of existing and new equipment purchased and installed by the Grantee pursuant to Clause A hereof as regards each separate stage of installation aforesaid which certificate in respect of each stage shall be given to the

                                     Corporation within three months from the expiration of the time limit for the completion thereof as referred to in the Proposal Form or such extended period (if any) under Clause C(3) hereof, and

                            (iii) if required by the Corporation, documentary evidence from the Grantee showing or verifying the matters referred to in (i) and (ii) above.

Adjustment of              F.        The exact boundaries of the said land shall
boundaries                  be determined by the Corporation (whose decision
                            shall be final) before the issue of the lease. In the event of any excess or deficiency in area being found to exist as compared with the area specified in the First Schedule hereto the amount to be paid by or to be refunded to the Grantee in respect of such excess or deficiency will be calculated at the rate of HK$1,900 per square metre. The annual rent for the said land will be adjusted proportionately to the nearest even dollar.

Corporation's right         G.       The Corporation reserves the right to
to add other                incorporate in the said lease such other covenants
conditions                  conditions or stipulations to be performed by the
                            Grantee governing or regulating the use of the said land as the Corporation thinks fit with a view to preserving the amenities thereof or protecting the interest of the lessees tenants licensees or occupiers of land or premises adjacent to the said land from any dangerous or obnoxious or otherwise harmful activities which may be carried out by the Grantee whether or not such activities are incidental to the Grantee's trade.

Costs of Agreement          H.       The Grantee shall pay all costs
etc.                        disbursements fees and charges legal or otherwise
                            including stamp duty and registration fees in connection with the preparation stamping and issue of this Agreement and the lease herein agreed to be granted and any prior accompanying or future documents or deeds supplementary collateral or in any way relating to this Agreement and the lease.

Costs of                    I.       The Grantee shall pay all costs and fees
enforcement                 legal or otherwise including the Corporation's costs
                            as between solicitor and client in connection with the enforcement of any of the stipulations terms covenants and conditions of this Agreement and the lease.

                            J.       Wherever in this Agreement it is provided:-

Supervisory and             (1)      that the Government or its duly authorised
overhead charges                     officers referred to in this Agreement or
                                     the Corporation, as the case may be, shall or may carry out works of any description on the said land or any part thereof or any building or structure to be erected thereon or any part thereof or outside the said land (whether on behalf of the Grantee or on the failure of the Grantee to carry out such works or otherwise) at the cost of the Grantee or that the Grantee shall pay or repay to the Government or to its duly authorised officers or to the Corporation, as the case may be, on demand the cost of such works, such cost shall include such supervisory and overhead charges as may be fixed by the Government or by its duly authorised officers or the Corporation, as the case may be; or

Consent or approval         (2)      that the prior approval or consent in
                                     writing of the Government or its duly
                                     authorised officers or the Corporation, as the case may be, is required, the Government or its duly authorised officers or the Corporation, as the case may be, may (unless otherwise stated in this Agreement insofar as the Corporation is concerned) refuse or give the approval or consent on such terms and conditions as it or they, as the case may be, may see fit.

No compensation for         K.       The Grantee acknowledges that it has
subsidence of the           inspected the said land and recognises that the same
ground                      forms part of a reclamation by the Corporation. The
                            Grantee accepts the said land as is and acknowledges that it will have no right to claim compensation against the Corporation for damages of any kind in the event of subsidence of the ground or landslip occurring at the said land.

Service of Notice           L.       Any notice required to be served hereunder
                            shall, if to be served on the Grantee, be sufficiently served if addressed to the Grantee and sent by prepaid post to or delivered at the said building erected or to be erected on the said land or the Grantee's registered office in Hong Kong and, if to be served on the Corporation shall be sufficiently served if addressed to the Corporation and sent by prepaid post to or delivered at the Corporation's principal office or its last known place of business in Hong Kong.

Notice of re-entry          M.       A written notice served by the Corporation
                            on the Grantee in manner as provided in Clause L above to the effect that the Corporation thereby exercises the power of re-entry herein contained shall be a full and sufficient exercise of such power without actual physical entry on the part of the Corporation.

Non-waiver                  N.       Acceptance of any rent premium or
                            instalment thereof and other monies herein provided by the Corporation shall not be deemed to operate as a waiver by the Corporation of any right to proceed against the Grantee in respect of any breach non-observance or non-performance of the said stipulations terms conditions and covenants herein contained and on the Grantee's part to be observed and performed.

No warranties of            O.       The Grantee agrees and confirms that the
suitability for the         Grantee will take the said land as is on the terms
Grantee's purpose           and conditions herein mentioned or referred to at
                            its own risk and that there is no warranty or representation whatsoever, whether express or implied or otherwise, on the part of the Corporation as to whether or not the said premises, the present or future neighbourhood and the environment thereof, within or outside the Estate, are suitable or fit for the Grantee's intended purpose referred to in Clause A hereof or otherwise or (without prejudice to the generality of the foregoing provisions) as to whether or not interference may be caused to the Grantee's operation by present or future developments of premises in or outside the Estate, and the Corporation shall not be accountable or liable to the Grantee in any way therefor.

         IN WITNESS whereof the parties hereto have set their hands or seals the day and year first above written.

                      THE FIRST SCHEDULE ABOVE REFERRED TO


         ALL THAT piece or parcel of land (of 13,638 square metres approximately) situate at TAI PO, New Territories and intended henceforth to be known and registered in the Tai Po New Territories Land Registry as REMAINING PORTION OF SECTION G OF TAI PO TOWN LOT NO.13 & EXTENSIONS THERETO and more particularly delineated and shown coloured pink and pink hatched black on the plan annexed hereto (in this Agreement called "the said land") the said land being a part or portion of ALL THAT piece or parcel of land known and registered in the said Land Registry as Tai Po Town Lot No.13 & Extensions Thereto held by the Corporation under an Agreement and Conditions of Grant dated the 2nd day of March 1983 and registered in the said Land Registry as New Grant No.11981 as modified and supplemented by (i) a Modification Letter dated the 15th day of December 1987 and registered in the said Land Registry by Memorial No.277747,
(ii) certain Particulars and Conditions of Extension of Lease Term dated the 4th day of May 1990 and registered in the said Land Registry by Memorial No.321046,
(iii) a Modification Letter dated the 18th day of October 1990 and registered in said Land Registry by Memorial No.336012, (iv) an Extension Letter dated the 14th day of June 1991 and registered in the said Land Registry by Memorial No.363519 relating to the grant to the Corporation of an extension area to Tai Po Town Lot No.13, (v) another Extension Letter dated the 3rd day of March 1993 and registered in the said Land Registry by Memorial No. 414921 relating to the grant to the Corporation of a further extension to Tai Po Town Lot No.13 and
(vi) a Modification Letter dated the 7th day of September 1999 and registered in the said Land Registry by Memorial No.613172 (the said Agreement and Conditions of Grant as modified for the time being and from time to time is in this Agreement for Lease called "the said Conditions of Grant").

SIGNED on behalf of the                 )
                                        )
Corporation by                          )
                                        )
                                        )
                                        )
whose signature is verified by:-        )









                  Solicitor
                  Hong Kong SAR



SEALED with the Common Seal of          )
                                        )
the Grantee and SIGNED by               )
                                        )
                                        )
                                        )
in the presence:-









                  Solicitor
                  Hong Kong SAR

                      THE SECOND SCHEDULE ABOVE REFERRED TO



                                    L E A S E


                           Dated



                  THE HONG KONG INDUSTRIAL ESTATES CORPORATION


                                       to


                        ASIA SATELLITE TELECOMMUNICATIONS
                                 COMPANY LIMITED

============================================================================================================
                                             PARTICULARS OF LAND
---------------------- -------------------------------------------------------------------------------------
      REGISTRY
         NO.                LOCATION            SITE               AREA              REMIUM
---------------------- -------------------------------------------------------------------------------------
Remaining Portion of   Tai Po,             As delineated and         13,638       HK$25,912,200
Section G Tai Po       New Territories     shown coloured pink       square
Town Lot No.13 &       New Territories     and pink hatched          metres
Extensions Thereto                         black on the plan       (Approx.)
("the said land")                          annexed hereto
------------------------------------------------------------------------------------------------------------
                  Term:             from the                   day of
                                    to the 27th day of June 2047.
------------------------------------------------------------------------------------------------------------
           Annual Rent:             from the commencement date at an amount per annum equal to 3% of the rateable value from time to time of the said land
============================================================================================================

                             THIS LEASE                 made the        day of
                             Year Two Thousand And

Parties BETWEEN THE HONG KONG INDUSTRIAL ESTATES CORPORATION a body corporate incorporated under the Hong Kong Industrial Estates Corporation Ordinance Chapter 209 whose principal office is situate at Room 208, 2nd Floor, Tech Centre, 72 Tat Chee Avenue, Kowloon Tong, Kowloon, Hong Kong (hereinafter called "the Corporation" which expression where the context so admits shall include its successors and assigns) of the one part and ASIA SATELLITE TELECOMMUNICATIONS COMPANY LIMITED whose registered office is situate at 23/F East Exchange Tower, 38-40 Leighton Road, Causeway Bay, Hong Kong (hereinafter called "the Lessee" which expression where the context so admits shall include its successors and permitted assigns) of the other part is entered into pursuant to an Agreement for Lease (hereinafter called "the said Agreement for Lease") dated the _____________ day of ___________ 2001 between the parties hereto under which possession of certain land as therein described was given to the Lessee on the ___________ day of ___________ 2001 (which date was the date of possession mentioned in Clause B(1)(a) of the said Agreement for Lease and is herein called "the commencement date") and the Lessee has completed the erection of certain buildings and the installation of certain equipment on the property hereinafter mentioned and has commenced operations and is entitled to such lease as is hereinafter contained.

Premium                              WITNESSETH in consideration of the premium
                             referred to in the Particulars of Land hereinbefore appearing (hereinafter called "the Particulars of Land") paid by the Lessee to the Corporation in manner hereinafter provided and of the rents hereinafter reserved and of the covenants by the Lessee herein contained

                             A. THE Corporation hereby demises unto the Lessee FIRST ALL THAT piece or parcel of land
Premises situate at Tai Po, New Territories, and known and registered in the Tai Po New Territories Land Registry as REMAINING PORTION OF SECTION G OF TAI PO TOWN LOT NO.13 & EXTENSIONS THERETO and more particularly delineated and described on the plan annexed hereto and thereon shown coloured pink and pink hatched black (hereinafter called "the said land") and SECONDLY a satellite earth station and other erections and buildings that have or may hereafter be erected and built thereon (which premises first and secondly hereinbefore described are hereinafter referred to as "the said premises"), the said land being a part or portion of ALL THAT piece or parcel of land known and registered in the said Land Registry as Tai Po Town Lot No.13 & Extensions Thereto held by the Corporation under an Agreement and Conditions of Grant dated the 2nd day of March 1983 and registered in the said Land Registry as New Grant No.11981 as modified and supplemented by (i) a Modification Letter dated the 15th day of December 1987 and registered in the said Land Registry by Memorial No.277747, (ii) certain Particulars and Conditions of Extension of Lease Term dated the 4th day of May 1990 and registered in the said Land Registry by Memorial No.321046, (iii) a Modification Letter dated the 18th day of October 1990 and registered in said Land Registry by Memorial No.336012, (iv) an Extension Letter dated the 14th day of June 1991 and registered in the said Land Registry by Memorial No.363519 relating to the grant to the Corporation of an extension area to Tai Po Town Lot No.13, (v) another Extension Letter dated the 3rd day of March 1993 and registered in the said Land Registry by Memorial No. 414921 relating to the grant to the Corporation of a further extension to Tai Po Town Lot No. 13 and (vi) a Modification Letter dated the 7th day of September 1999 and registered in the said Land Registry by Memorial No. 613172 (the abovementioned land registered as Tai Po Town Lot No.13 & Extensions Thereto together with the adjacent land known and registered as Tai Po Town Lot No.1 are hereinafter referred to as "the Estate" and the said Agreement and Conditions of Grant as modified for the time being and from time to time is hereinafter called "the said Conditions of Grant"). Together with:-

                                      (1)    full and free right and liberty for
                                      the Lessee in common with the Corporation and all other persons having the like right but subject to all easements which may have been or may hereafter be granted by the Corporation upon over or under the private roads (if any) of the Corporation (until surrendered to or taken over by the Government) on the Estate at all times and for all purposes connected with the use and enjoyment of the said premises with or without horses carts carriages motors or other vehicles laden or unladen to pass and repass over and along the said private roads,

                                      (2)    full and free right and liberty in
                                      common with the Corporation and other
                                      persons having the like right to the
                                      uninterrupted passage and running of soil and water (subject to the provisions governing the same hereinafter appearing) from the said premises through the sewers and drains of the Estate,

                                      (3)    the right so far as the Corporation
                                      can grant the same to connect the said
                                      premises with the supplies of the public utilities but subject in all cases to the reasonable approval of the Corporation to the route design and method of such connection and subject to the Lessee indemnifying the Corporation against any expense to which the Corporation may be put whether under agreements with the public utilities or otherwise by reason of the exercise of this liberty, and

                                      (4)    liberty, subject to the prior
                                      written approval of the Corporation whose approval shall not be unreasonably withheld, to enter on the unoccupied lands of the Corporation adjacent to the said premises to carry out works which cannot be carried out without such entry for the purpose of compliance with any of the covenants conditions and stipulations hereinafter contained and on the part of the Lessee to be observed and performed subject to the Lessee making good all damage occasioned by such entry

                             EXCEPTING AND RESERVING unto the Corporation free
                             and uninterrupted passage and running of water soil
                             gas electricity steam and telephone or any other
                             service or supply from the other buildings and land
                             of the Corporation and its lessees tenants and
                             licensees adjoining or near the said premises
                             through the sewers drains watercourses conduits
                             pipes wires
                             cables and subways which are now or may hereafter
                             during the term
Term and rent                hereby granted be in or over or under the said
                             premises with the right during the term to lay or
                             construct and maintain such sewers drains
                             watercourses conduits pipes wires cables and
                             subject always to the Corporation making good any
                             damage to the said premises caused thereby TO HOLD
                             (except and reserved as aforesaid) unto the Lessee
                             for the term referred to in the Particulars of the
                             Land from the commencement date to
Commencement Date            the 27th day of June 2047 (hereinafter called "the
                             said term") YIELDING AND PAYING during the said term an annual rent as hereinafter mentioned
                             PROVIDED that any annual rent paid by the Lessee under the said Agreement for Lease shall be treated and credited as having been paid by the Lessee for the purpose hereof.

The Lessee's                 B.       THE Lessee hereby covenants with the
covenants                    Corporation in manner following viz:-

Premium                               (1)    To pay to the Corporation the
                                      premium referred to in the Particulars of Land wholly in one lump sum on or before the date of the said Agreement for Lease.

Rent                                  (2)      To pay the rent hereby reserved
                                      clear of all deductions at the times and in manner in accordance with the following provisions:-

                                                        (a) Annual rent for the
                                               said land as specified in the
                                               Particulars of Land shall
                                               commence from the commencement
                                               date and during the said term
                                               shall be calculated and paid with
                                               reference to the period
                                               commencing on the 1st day of
                                               April and ending on the 31st day
                                               of March in each year, and the
                                               Lessee shall pay to the
                                               Corporation, or such other person
                                               or organization from time to time
                                               authorized or specified by the
                                               Corporation in writing for the
                                               collection thereof on its behalf,
                                               as rent for the said land for
                                               each such period an amount equal
                                               to 3% of the rateable value from
                                               time to time of the said land,
                                               the said rent to be paid by four
                                               equal quarterly instalments in
                                               advance on the 1st day of April,
                                               the 1st day of July, the 1st day
                                               of October and the 1st day of
                                               January in each year. The first
                                               quarterly payment shall include
                                               and shall be made together with
                                               all accrued arrears of rent
                                               becoming due from the
                                               commencement date.

                                                        (b) The provisions set
                                               out in the THIRD SCHEDULE hereto
                                               shall, notwithstanding any
                                               contrary provision in this Lease,
                                               be binding on the Lessee and the
                                               Lessee hereby covenants to
                                               observe and comply with the same.

Management and                        (3)      To pay during the said term the
maintenance charge                    annual sum of HK$36,824 (hereinafter
                                      called "the management and maintenance
                                      charge") to the Corporation as a
                                      contribution towards the cost of providing watchmen or caretaker and the necessary staff for the general management and maintenance of the Estate, the payment of rates in respect of common areas of the Estate, the cost of repairing cleaning renewing and maintaining the roads footpaths (until handed over or surrendered to the Government) street lamps road signs fences drains sewers watercourses conduits pipes wires cables sub-ways gardens and open spaces of the Estate, together with the cost of all street and other lighting thereon, used or enjoyed in common by the Corporation and the lessees tenants and occupiers of the Estate and the costs of providing and maintaining any such other facilities and services which are or shall be, having regard to the safety, security, health, environmental, commercial or other reasons, from time to time considered necessary by the Corporation in its absolute discretion. The management and maintenance charge (subject to revision as provided in Clause D(3) hereof) shall be paid by the Lessee by equal quarterly payments without any deduction in respect thereof in advance on the 1st day of January, the 1st day of April, the 1st day of July and the 1st day of October in each year the first and the last payments during the said term to be due proportions thereof if the respective period covered be of less than three months, the 1st and the 2nd payment to be made within one month from the commencement date PROVIDED that any management and maintenance charge paid by the Lessee under the said
                                      Agreement for Lease shall be treated and credited as having been paid by the Lessee for the purpose hereof and such contribution in the case of any dispute shall be conclusively determined by the Corporation's surveyor for the time being.

Taxes and rates etc.                  (4)      To pay and discharge all taxes
                                      including property tax if any (profits tax and Government rent payable by the Corporation excepted) rates assessments duties charges and impositions whatsoever which now are or during the said term shall be charged or imposed upon the said premises or any part thereof or upon the Lessee or occupiers thereof by the Government of Hong Kong or other lawful authority.

Operation to comply                   (5)      In all respects to comply with
with all legal                        and not to contravene or suffer or permit
requirements                          to be contravened the provisions of the
                                      Factories and Industrial Undertakings
                                      Ordinance Cap.59 (if applicable) and any statutory re-enactment or amendment thereof and to comply with any other obligations imposed by any other ordinance rule regulation order in council and law now or henceforth affecting the same in regard to carrying on the business for the time being carried on in the said premises by the Lessee including the execution of any works on the said premises required by the Government or other lawful authority and to indemnify and keep indemnified the Corporation all actions proceedings costs expenses claims and demands in respect of any act matter or thing done or omitted to be done in contravention of the said provisions.

Repairs                               (6)      At all times during the said term
                                      to keep in good and substantial repair and condition all the buildings hereby demised and all other erections structures and buildings which shall at any time during this demise be erected or set up upon the said premises and all sewers drains drainage installations street lamps pipes cables roads paths external walls fences retaining walls embankments car parks gates and other structures works and installations in on over or under the said premises and the same in such good and substantial repair (fair wear and tear excepted) at the expiration or sooner determination of the said term quietly to yield up to the Corporation. In default of such aforesaid repairs by the Lessee after receiving due notice from the Corporation under Clause B(16) hereof the Corporation shall be entitled to carry out any such repairs at the costs of the Lessee and the Lessee shall reimburse the Corporation therefor on demand.

To perform any                        (7)      To perform and observe all the
Government                            obligations which the Corporation, in
requirement                           relation to the said premises, may be
                                      liable to perform or observe during the
                                      said term by any direction or requirement of the Government or any other lawful authority.

Not to make any                                (8)      (a) Not to make any
alteration or addition                         addition or structural alteration
to buildings                                   to any buildings on the said land
                                               or erect any structures on the
                                               said land without the prior
                                               written consents of the
                                               Corporation and the Director of
                                               Lands (hereinafter referred to as
                                               "DOL") and it may be a condition
                                               of such consent by the
                                               Corporation (which consent shall
                                               not be unreasonably withheld)
                                               that the Lessee shall give to the
                                               Corporation security that the
                                               proposed addition structural
                                               alteration or erection will in
                                               fact be carried out within a
                                               reasonable time.

Setback Area                                            (b) Without prejudice to
                                               the provisions of paragraph (a)
                                               above, not to erect install or
                                               store or permit or suffer to be
                                               erected or installed or stored
                                               any building, structure,
                                               equipment, goods, articles or
                                               things at or above such area or
                                               areas of the said land as shown
                                               coloured pink hatched black on
                                               the plan annexed hereto unless
                                               otherwise specifically approved
                                               by the Corporation in writing. If
                                               the Lessee shall be in breach of
                                               the provisions of this Clause and
                                               shall, when called upon by the
                                               Corporation so to do, fail to
                                               demolish and/or remove any such
                                               building, structure, equipment,
                                               goods, articles or things as
                                               directed by the Corporation it
                                               shall be lawful for the
                                               Corporation to have the same
                                               demolished removed and disposed
                                               of without being liable for loss
                                               or damage and the Lessee shall
                                               pay to the Corporation on demand
                                               the amount certified by the
                                               Corporation to be the costs and
                                               expenses incurred in so doing.

Redevelopment                                           (c) Not to demolish any
                                               building or buildings comprised
                                               in the said premises or rebuild
                                               or otherwise redevelop the said
                                               premises or carry out any works
                                               of a similar nature without the
                                               prior written consents of the
                                               Corporation and DOL. Such consent
                                               by the Corporation will not be
                                               unreasonably withheld but will
                                               not be given unless and until (i)
                                               building plans for new building
                                               or buildings to be erected have
                                               been submitted by the Lessee to
                                               and approved in writing by the
                                               Corporation (whose
                                               approval shall not be
                                               unreasonably withheld) and DOL,
                                               (ii) a list of the equipment,
                                               with details of the type, nature,
                                               purpose and value of each item
                                               thereof, to be installed in the
                                               new building or buildings
                                               together with the proposed
                                               completion date for such
                                               installation has been submitted
                                               by the Lessee to and approved in
                                               writing by the Corporation (whose
                                               approval will not be unreasonably
                                               withheld if the Lessee shows to
                                               the satisfaction of the
                                               Corporation that such equipment
                                               to be installed will be of a
                                               modern kind and will be able to
                                               carry out and fulfil efficiently
                                               in all respects the operations
                                               described in the Proposal Form
                                               referred to in the said Agreement
                                               for Lease, or such other improved
                                               operations acceptable to the
                                               Corporation, and comply with
                                               other conditions relating to the
                                               operations described in the said
                                               Proposal Form), and (iii) an
                                               Undertaking in form as required
                                               by the Corporation whereby the
                                               Lessee undertakes to carry out
                                               the building works and
                                               installation of equipment
                                               aforesaid in accordance with the
                                               terms and conditions as approved
                                               or required by the Corporation
                                               shall have been given to the
                                               Corporation. The Lessee shall
                                               within three months from the date
                                               of written consent being given by
                                               the Corporation and DOL (if such
                                               consents are not given on the
                                               same date, then the later of such
                                               dates shall be deemed to be the
                                               applicable date for the purposes
                                               hereof) commence and proceed
                                               diligently and expeditiously with
                                               any necessary demolition works
                                               and the construction works of the
                                               new building or buildings and all
                                               ancillary works and facilities
                                               relating thereto in accordance
                                               with the building plans as
                                               approved as aforesaid and
                                               complete the same within
                                               thirty-six months or such other
                                               period as may be approved by the
                                               Corporation in writing from the
                                               date on which such consents were
                                               given or deemed applicable as
                                               aforesaid.

Conditions applicable to                                (d) To comply with and
redevelopment and                              be bound by the following
other works                                    provisions in relation to any
                                               building, alteration or addition
                                               or redevelopment of any building
                                               or other works to be proposed and
                                               carried out by the Lessee under
                                               paragraph (a) or paragraph (c)
                                               above:-

Design and
Construction                                   shall have to design and carry
                                               out the construction of the
                                               building or buildings and/or
                                               structures, addition or
                                               alteration (as the case may be)
                                               and ancillary works and
                                               facilities to be provided in
                                               relation thereto (including but
                                               not limited to matters of
                                               calculation of the plot ratio,
                                               minimum site coverage, set back
                                               distances, foundations, access,
                                               drainage and sewage works and
                                               installations vehicle parking and
                                               loading and unloading
                                               requirements, boundary wall
                                               design, logo and company signs on
                                               exterior walls, colour and
                                               materials for exterior walls,
                                               landscaping requirements and
                                               ingress and egress points to or
                                               from the said premises) in
                                               compliance with (I) the
                                               applicable provisions of the said

                                               Conditions of Grant, (II) the
                                               Buildings Ordinance, regulations
                                               and bye-laws made thereunder and
                                               legislation and orders in council
                                               for the time being modifying
                                               replacing or supplementing the
                                               same, (III) such standards and
                                               guide-lines of the Corporation as
                                               shall for the time being in force
                                               in relation to development or
                                               redevelopment, and (IV) such
                                               other requirements and conditions
                                               as shall for the time being be
                                               applied or stipulated by the
                                               Corporation and DOL. Without
                                               prejudice to the generality of
                                               the foregoing provisions, the
                                               provisions set out in paragraphs
                                               (a), (b), (c), (d) and (e) of
                                               Clause B(6) of the said Agreement
                                               for Lease shall also apply as if
                                               the same were repeated and set
                                               out herein.

Certificates etc. to be                                 (e) In the event of
supplied by the                                redevelopment as aforesaid, to
Lessee following                               supply to the Corporation the
redevelopment                                  following within the time limits
                                               mentioned below:-

                                                        (i) a certificate signed
                                                   by the Lessee's architect of
                                                   the amount incurred by the
                                                   Lessee in the erection or
                                                   construction of any building
                                                   or buildings in accordance
                                                   with the foregoing provisions
                                                   which certificate shall
                                                   contain if required by the
                                                   Corporation a breakdown of
                                                   the money or monies spent on
                                                   site formation (if any),
                                                   foundations, building or
                                                   buildings, fixtures,
                                                   fittings, roads or pathways,
                                                   utilities, drainage and
                                                   sewage works or installations
                                                   and other ancillary works,
                                                   which certificate shall be
                                                   given to the Corporation
                                                   within three months from the
                                                   expiration of the aforesaid
                                                   time limit for the completion
                                                   thereof.

                                                       (ii) a certificate signed
                                                   by the Lessee's auditor
                                                   giving the value of equipment
                                                   installed by the Lessee in
                                                   accordance with the foregoing
                                                   provisions, which certificate
                                                   shall be given to the
                                                   Corporation within three
                                                   months of the expiration of
                                                   such time limit for the
                                                   completion thereof as
                                                   approved or required by the
                                                   Corporation under its written
                                                   consent referred to in
                                                   paragraph (c) above, and

                                                        (iii) if required by the
                                                   Corporation, documentary
                                                   evidence from the Lessee
                                                   showing or verifying the
                                                   matters referred to in (i)
                                                   and (ii) above, such evidence
                                                   to be supplied within one
                                                   month from the Corporation's
                                                   request.

Insurance                             (9)      Forthwith to insure and keep
                                      insured all buildings on the said land
                                      against loss or damage by fire water storm wind typhoon earthquake or any calamity beyond the control of the Lessee to the full value thereof in the joint names of the Corporation and the Lessee subject to an assignment of the right to receive the proceeds in favour of the mortgagee (if any) with a well established and reputable insurance company approved by the Corporation and to make all payments necessary for that purpose within seven days after the same shall become payable and to produce to the Corporation or its agent on demand the policy or policies of such insurance and the receipt for each such payment PROVIDED
                                      ALWAYS that if the Lessee shall at any
                                      time fail to keep the said premises
                                      insured as aforesaid the Corporation may do all things necessary to effect or maintain such insurance and any monies expended by it for that purpose shall be repayable by the Lessee on demand and be recovered forthwith from the Lessee as a debt.

Rebuilding upon                                (10)     (i) Unless otherwise
destruction of                                 agreed by the Corporation in
buildings                                      writing, as often as any
                                               buildings on the said land or any
                                               part thereof shall be destroyed
                                               or damaged as aforesaid forthwith
                                               to cause all monies received by
                                               virtue of such insurance to be
                                               laid out in rebuilding and
                                               reinstating the same in
                                               accordance with the plans and
                                               specifications approved by the
                                               Corporation and DOL and in
                                               accordance with any ordinance
                                               bye-laws regulations and orders
                                               in council for the time being in
                                               force and in case the monies so
                                               received shall be insufficient
                                               for that purpose then to make up
                                               the deficiency out of the
                                               Lessee's own monies. Unless
                                               otherwise agreed by the
                                               Corporation in writing, in the
                                               event of the right to receive the
                                               proceeds of any such insurance
                                               having been assigned to the
                                               mortgagee the mortgagee shall be
                                               under the same obligation as the
                                               Lessee to forthwith lay out the
                                               monies so received in rebuilding
                                               and reinstating the same but
                                               nothing herein shall oblige the
                                               mortgagee to make up any
                                               deficiency necessary to complete
                                               such rebuilding and reinstatement
                                               out of its own monies but
                                               notwithstanding this provision
                                               the Lessee shall remain under an
                                               obligation to make up any
                                               deficiency out of its own monies.

Piling and similar                                      (ii) As the said land is
works located in the high-technology zone as shown on the attached plan, in the event of redevelopment of the existing building or buildings or in the event of any construction or building works involving demolition, piling or similar works to be carried out at or in the said premises, the Lessee take special care and cause any such demolition, piling or similar works to be devised and carried out in such manner and/or by such method so that no nuisance or disturbance is caused to the equipment, production and operations of the neighbouring lessees, tenants or occupiers and the Lessee shall, without prejudice to any other right and/or power of the Corporation, fully indemnify the Corporation against all action, claims, demands, loss, damage and costs whatsoever and howsoever suffered or incurred by the Corporation, including any claim, demand, action or proceedings as may be made or brought against the
                                               Corporation by any neighbouring
                                               lessee, tenant or occupier, owing
                                               to or arising directly or
                                               indirectly out of such
                                               demolition, piling or similar
                                               works.

Alienation                                        (11)  (a) Except as provided
                                               in paragraphs (b), (c), (d), (e)
                                               and (f) hereof, not to assign
                                               mortgage charge demise underlet
                                               or part with the possession of
                                               the said premises or any part
                                               thereof or otherwise dispose of
                                               the said premises or any part
                                               thereof or any interest therein
                                               or enter into any agreement so to
                                               do nor to permit any other party
                                               by way of a licence or otherwise
                                               to occupy the said premises or
                                               any part thereof.

Lessee to offer to                                      (b)(i) In the event that
surrender before                               the Lessee is desirous of
assignment                                     assigning the said premises at
                                               any time during the term hereby
                                               demised the Lessee shall first by
                                               notice in writing to the
                                               Corporation offer to surrender
                                               this Lease (Provided That if any
                                               such notice of surrender is
                                               served during the currency of the
                                               Corporation's notice, if any, of
                                               its intention to re-enter the
                                               said premises under Clause B(15)
                                               hereof such notice of surrender
                                               shall be null and void) free from
                                               encumbrances and with vacant
                                               possession

Surrender                                                   of the said premises
Consideration                                  at one of the following two
                                               considerations payable by the
                                               Corporation whichever shall be
                                               the lesser:-

                                                            (A) The total of the
                                                         following two amounts
                                                         reduced by ten
                                                         percent:-

                                                                             (I)
                                                            completion of the
                                                            surrender and for
                                                            the purposes of this
                                                            sub-paragraph and
                                                            also sub-paragraph
                                                            (d)(iii) hereunder
                                                            the symbol "t" means
                                                            or represents the
                                                            number of complete
                                                            year or years and
                                                            any fraction
                                                            thereof, comprised
                                                            in the period from
                                                            the commencement
                                                            date to the 27th day
                                                            of June 2047, which
                                                            fraction of a year
                                                            shall be deemed to
                                                            be a complete year,
                                                            and

                                                                            (II)
                                                            accepted) to be
                                                            determined in the
                                                            manner provided by
                                                            the First Schedule
                                                            hereto and
                                                            discounted for
                                                            depreciation which
                                                            shall be calculated
                                                            at the rate of five
                                                            percent (5%) per
                                                            annum or part
                                                            thereof on the said
                                                            replacement cost
                                                            from the date of the
                                                            occupation permit or
                                                            temporary occupation
                                                            permit (whichever
                                                            shall be the
                                                            earlier) for
                                                            the first building
                                                            on the said land or,
                                                            in the event of
                                                            redevelopment
                                                            whereby all the
                                                            building(s) on the
                                                            said land has been
                                                            replaced by new
                                                            building(s), the
                                                            first new building
                                                            on the said land
                                                            pursuant to such
                                                            redevelopment.

                                                            OR (B) in respect of
                                                         both such land and such
                                                         building (including any
                                                         fixtures and fittings
                                                         therein), the market
                                                         value thereof as at the
                                                         date of the
                                                         Corporation's
                                                         acceptance of the
                                                         surrender (if accepted)
                                                         to be determined in the
                                                         manner provided by the
                                                         First Schedule hereto
                                                         but reduced by ten
                                                         percent.

Mortgagee to join in                                     (ii) Where the said
surrender notice                               premises are subject to a
                                               building mortgage or a mortgage
                                               or charge referred to in
                                               Paragraph (d) hereunder, such
                                               notice by the Lessee under (i)
                                               hereof shall not be valid unless
                                               the mortgagee under such mortgage
                                               joins in and is bound by any such
                                               notice.

Time for acceptance and                                  (iii) The Corporation
completion of                                  may within six weeks of the
surrender etc.                                 service of such notice upon it
                                               accept such offer such acceptance
                                               to be in writing and without
                                               prejudice to all rights and
                                               remedies of the Corporation in
                                               respect of any outstanding breach
                                               on the part of the Lessee of any
                                               of the terms conditions and
                                               covenants contained in this Lease
                                               including the non-payment of any
                                               money to the Corporation and the
                                               surrender shall be completed
                                               within two months after the
                                               consideration for the surrender
                                               has been determined in the manner
                                               aforesaid and the Lessee shall
                                               bear and pay all legal costs and
                                               expenses including stamp duties
                                               and registration fees relating to
                                               the preparation, approval and
                                               completion of the deed of
                                               surrender and any document
                                               relating thereto, but the
                                               Corporation shall be entitled to
                                               deduct or set-off from the said
                                               consideration all loss damage and
                                               expense incurred and arising out
                                               of and from any outstanding
                                               breach on the part of the Lessee
                                               including the non-payment of any
                                               money as aforesaid.

Lessee may assign if                                     (iv) In the event that
offer to surrender                             the offer referred to in (i)
rejected                                       hereof is not accepted by the
                                               Corporation within the said
                                               period of six weeks it shall be
                                               deemed to have been rejected and
                                               the Lessee may thereafter dispose
                                               of the said premises by way of
                                               assignment but not otherwise
                                               subject to the following
                                               conditions:-

                                                            (I) that the
                                                         assignment relates to
                                                         the whole of the said
                                                         premises and not to a
                                                         part thereof, and

                                                            (II) that the Lessee
                                                         shall pay to the
                                                         Corporation such fee as
                                                         the Corporation may
                                                         from time to time
                                                         determine for such
                                                         purpose.

Continuation of                                (c) In the event that the Lessee
building mortgage                    has mortgaged or charged its interest in
                                     the said premises by way of a building
                                     mortgage in accordance with the provisions of the said Agreement for Lease and such building mortgage is still subsisting and has not been released discharged or reassigned, such building mortgage shall be allowed to subsist and continue until it has been released discharged or reassigned and save as provided in Paragraph (d) hereof no other mortgages or charges shall be permitted.

Provisions relating to                         (d) The Lessee shall have the
mortgage or charge                   right at any time to mortgage or charge its
                                     interest in the said premises:-

                                                         (i) solely for the
                                               purpose of converting any
                                               subsisting building mortgage
                                               permitted under Paragraph (c)
                                               above, or any building mortgage
                                               made under (ii) below in the
                                               event of redevelopment, into a
                                               mortgage or charge to secure
                                               general banking facilities to the
                                               Lessee to secure amounts not
                                               exceeding the total amounts of
                                               the advances made and which may
                                               therefore be made under the
                                               building mortgage or such extent
                                               as equivalent to the extent
                                               limited under (iii) below; or

                                                         (ii) solely for the
                                               purpose of paying off any
                                               building mortgage permitted to
                                               subsist under Paragraph (c) above
                                               or any mortgage to which such
                                               building mortgage shall have been
                                               converted under (i) above, or in
                                               the event of redevelopment of the
                                               said premises and subject to
                                               there being no subsisting
                                               mortgage of any kind against the
                                               said premises or the Lessee's
                                               interest therein the Lessee may
                                               mortgage or charge the whole of
                                               the said land but not a part
                                               thereof for the sole purpose of
                                               financing such redevelopment; or

                                                         (iii) if there is no
                                               subsisting mortgage or charge of
                                               any kind against the said
                                               premises or the Lessee's interest
                                               therein, to secure a fixed sum or
                                               general banking facilities to the
                                               Lessee in either case to an
                                               extent limited to such sum as
                                               shall have been certified under
                                               Clause E(i) of the said Agreement
                                               for Lease or, where the said
                                               premises have been redeveloped,
                                               under Clause B(8)(e)(i) of this
                                               Lease as having been expended in
                                               respect of the building and the
                                               fixtures and fittings therein
                                               plus a sum equivalent to the
                                               fraction of 1/t (one over "t") of
                                               the premium referred to in the
                                               Particulars of the Land
                                               multiplied by the number of
                                               complete years in the portion of
                                               the term hereby demised unexpired
                                               at the date of such mortgage or
                                               charge; or

                                                         (iv) where there is a
                                               subsisting mortgage or charge
                                               which was approved by the
                                               Corporation and made under (i) or
                                               (ii) or (iii) above and the
                                               amounts or the general banking
                                               facilities secured thereunder
                                               were below such extent as
                                               equivalent to the extent limited
                                               under (iii) above, to secure an
                                               additional amount or further
                                               general banking facilities but
                                               such additional amount or further
                                               general banking facilities (as
                                               the case may be) in aggregation
                                               with the amounts or general
                                               banking facilities (as the case
                                               may be) already secured shall not
                                               exceed such extent as equivalent
                                               to the extent limited under (iii)
                                               above;

                                                        Provided always that
                                      the form and content of any such mortgage or charge shall be subject to the prior written approval of the Corporation and the mortgagee will have to give an undertaking in favour of the Corporation to be bound by the terms and conditions as to alienations in accordance with Paragraph (b) above; and a reasonable approval fee plus the legal costs (if any) charged to the Corporation in respect thereof shall be payable by the Lessee to the Corporation.

Sale or foreclosure by                         (e) In the event of the
mortgagee                             mortgagee under a building mortgage or a
                                      mortgage or charge referred to in
                                      Paragraph (d) hereof desiring to exercise any power of sale or foreclosure under such building mortgage or mortgage or charge, the mortgagee shall first by notice in writing to the Corporation offer to surrender this Lease and for such purposes including the ascertaining of the consideration payable by the Corporation to the mortgagee the provisions of Paragraphs (a) and (b) hereof shall apply as if it were an offer of surrender by the Lessee save and except that notwithstanding Paragraph (b)(ii) hereof it shall not be necessary for the notice of surrender to be signed by the Lessee.

Licence to subsidiary                          (f) The Lessee may, subject to
company the prior written approval of the Corporation, provided that such approval shall not be unreasonably withheld, permit subsidiary or associated companies of the Lessee to occupy or share with the Lessee the use of part of (but not the whole of) the said premises by way of licence on such terms for such duration and in such form as may be approved by and in conformity with such conditions as are from time to time required by the Corporation, which conditions shall be available for the Lessee's information at any time upon request.

To give notice of                     (12)     Within one month after every
transfer absolute assignment of the interest of the Lessee in the said premises or within six months of the devolution of the interest of the Lessee not perfected by an assignment to give notice thereof in writing with particulars thereof to the Corporation and produce to the Corporation such documentary evidence as required by the Corporation. The Lessee shall register or caused to be registered at the said Land Registry any such assignment or devolution of the interest of the Lessee not perfected by an assignment aforesaid.

Improper user or                     (13)      Not to use the said premises or
purpose                              any part thereof for any illegal or immoral
                                     purpose and not to do or permit or suffer to be done upon the said premises anything which may be or become a nuisance annoyance or cause damage or inconvenience to the Government or the Corporation or its lessees tenants or licensees or the occupiers of any adjoining or neighbouring premises or whereby any insurance for the time being effected on the said premises may be rendered void or voidable or be in any way affected.

Use of the premises                  (14)      Not to use or permit or suffer
                                     the said premises or any part thereof to be used otherwise than for the purpose specified in the Second Schedule hereto or such other purpose as the Corporation may approve of in writing to the Lessee and for no other purpose whatsoever PROVIDED nevertheless that where such part or parts of the said premises was or were, in accordance with the provisions of the said
                                     Agreement for Lease or this Lease, built or constructed as

                                                   (a)   ancillary offices of
                                             the Lessee, the Lessee shall use
                                             the same as the Lessee's ancillary
                                             offices of or incidental to the
                                             Lessee's operation or business at
                                             the said premises only,

                                                   (b)   ancillary storage
                                             space or spaces of the Lessee, the
                                             Lessee shall use the same for the
                                             storage of the products required
                                             for the Lessee's operations but the
                                             method of storage of such products
                                             and the nature and the volume or
                                             quantity of such products stored
                                             shall be subject to the approval of
                                             the Corporation and the Director of
                                             Fire Services,

                                                   (c)   quarters for watchmen
                                             or caretakers of the Lessee, the
                                             Lessee shall use the same for the
                                             residential accommodation of such
                                             watchmen or caretakers for the said
                                             premises only,

                                                   (d)   transformer room, pump
                                             room, switch room,
                                             room or space for occupation by
                                             machinery or equipment for any
                                             lift, air-conditioning or heating
                                             system or other similar service as
                                             specified in the building plans
                                             approved by the Corporation and
                                             DOL, the Lessee shall use the same
                                             for such purpose or purposes as
                                             specified in such building plans
                                             only.

Cessation of user                     (15)     If at any time it can be
                                     reasonably shown to the satisfaction of the Corporation that the said premises or any part thereof has ceased to be used for the purpose referred to in Clause B(14) hereof (as to which the non-user thereof for such purpose for a period of three months shall be conclusive) the Corporation may serve upon the Lessee not less than six months' notice in writing of its intention to re-enter the said premises and if upon the expiration of such notice the Lessee has not remedied the situation to the satisfaction of the Corporation then it shall, notwithstanding any contrary provisions in this Lease, be lawful for the Corporation to re-enter upon and take back possession of the said premises or any part thereof all rights and interests of the Lessee in and to the said premises or any part thereof under this Lease shall thereupon absolutely cease and determine without prejudice to any right of action or other remedy of the Corporation for the recovery of any annual rent and unpaid premium or other monies due to it from the Lessee or in respect of any breach, non-observance or non-performance of the terms, conditions and covenants of this Lease on the part of the Lessee.

Corporation's right to                (16)     To permit the Corporation or its
enter and view                       servants agents or persons authorised by it
                                     with or without workmen and others at any time during the said term by prior appointment and at a time mutually convenient to both the Corporation and the Lessee and without interrupting the business of the Lessee, or failing prior appointment, by prior notice of reasonable time from the Corporation, to enter into and upon the said premises or any part thereof for the purpose of viewing and examining the state and condition thereof, to check whether the user provisions are being strictly observed and to check whether all the terms conditions and covenants on the Lessee's part to be performed or observed are properly performed or observed, and to repair and make good all defects or wants of repair and painting and to remedy any breach which shall be there found and for which the Lessee is liable within one month after notice in writing to that effect shall be given to the Lessee by the Corporation or left for it on the said premises and for which breach the Lessee has notwithstanding the aforesaid notice failed and/or refused to rectify to the satisfaction of the Corporation.

Injury or damage to                          (17)       (a) To make reasonable
any person                                   provision against and be
                                             responsible for all loss injury or
                                             damage to any person or property
                                             including that of the Corporation
                                             for which the Lessee may be held
                                             liable arising out of or in
                                             connection with the occupation and
                                             use of the said premises or arising
                                             out of or in the course of or
                                             caused by any works of construction
                                             or maintenance or repair of in or
                                             at the said
                                             premises and to indemnify the
                                             Corporation against all proceedings
                                             claims and expenses which it may
                                             incur or for which it may be held
                                             liable in respect of or relating to
                                             the matters aforesaid and/or as a
                                             result of any act neglect or
                                             default of the Lessee its servants
                                             contractors or agents.

Indemnity                                               (b) Without prejudice
                                             to the provision of paragraph (a)
                                             above, to indemnify the Corporation
                                             and/or the Government against all
                                             action, claims, costs demands
                                             whatsoever and howsoever arising
                                             out of any works carried out in
                                             connection with or upon the said
                                             premises or any part thereof
                                             (whether with or without authority)
                                             Provided that the same is due to
                                             any negligence, omission or default
                                             of the Lessee, its servants or
                                             agents or contractors or
                                             subcontractors.

Interest on arrears of               (18)      To pay default interest at the
payments                             rate of 10% per annum or such higher rate
                                     as may be determined from time to time by the Corporation in respect of any arrears of rent and/or other outstanding sums due and payable under this Lease from the dates such amounts become due for payment until payment in full is received by the Corporation.

Disposal of rubbish and              (19)      To make good and sufficient
waste                                provision for the safe and efficient
                                     disposal of all rubbish and waste including but not limited to pollutants to the requirements and satisfaction of the
                                     Corporation PROVIDED THAT in the event of default by the Lessee under this covenant the Corporation may carry out such remedial measures as it thinks necessary and all costs and expenses reasonably incurred thereby shall forthwith be recoverable from the Lessee as a debt.

Default in repairs and               (20)     That if the Lessee shall at any
painting                             time default in the performance of any of
                                     the covenants herein contained for or
                                     relating to the repair and painting of any buildings of the said premises or the maintenance of any lawn or garden ground thereof it shall be lawful for the Corporation (but without prejudice to the right of re-entry under Clause D(1) hereinafter contained) to enter upon the said premises and repair and paint the said buildings or mow or cultivate the said lawn or garden ground at the expense of the Lessee in accordance with the said covenants and the expenses of such repairs and painting or mowing and cultivation shall be repaid by the Lessee to the Corporation on demand Provided that the Corporation shall have given not less than one month's written notice to the Lessee specifying the defects or want of repair or maintenance or painting and requiring the Lessee to repair and make good such defects or want of repair or maintenance or painting and the Lessee has failed within the said one month's period to carry out the repair or maintenance or painting to the satisfaction of the Corporation.

To paint the outside                 (21)      To paint in every third year
wood and iron work                   (calculated from the date of the occupation
                                     permit or temporary occupation permit
                                     (whichever shall be the earlier) of the
                                     first building on the said premises) or at such longer interval as may be approved by the Corporation in writing and at the end or sooner determination of the said term all the outside wood and iron work and other parts heretobefore painted of the said premises and all additions thereto in a proper and workmanlike manner and to the approval of the Corporation as respects colour and quality of materials and workmanship.

To paint the exterior                (22)      To paint at least once in every
and interior                         period of forty-two months (calculated from
                                     the date of the occupation permit or
                                     temporary occupation permit (whichever
                                     shall be the earlier) of the first building on the said premises) and at the end or sooner determination of the said term the interior and exterior of the said premises and additions thereto so painted in a proper and workmanlike manner and to the approval of the Corporation as respects colour and quality of materials and workmanship.

Roof                                         (23)       (a) Not to use or
                                             permit or suffer to be used the
                                             roof and flat roof (if any) of the
                                             said building for any purpose other
                                             than such purpose as may be
                                             specifically approved by the
                                             Corporation in writing, and in
                                             particular no goods, articles or
                                             cargoes of any kind or equipment or
                                             articles shall be stored or placed
                                             thereon and no activities
                                             whatsoever shall be carried out
                                             thereon provided that for the
                                             avoidance of doubt the Lessee may,
                                             subject to the Corporation's prior
                                             approval in writing (such approval
                                             not to be unreasonably withheld),
                                             install (i) air-conditioning plants
                                             and accessories thereon, and/or
                                             (ii) industrial water tanks on the
                                             main roof.

Open Ground                                             (b) Unless otherwise
                                             specifically approved by the
                                             Corporation in writing, not to
                                             install or store or permit or
                                             suffer to be installed or stored
                                             any structure, equipment, goods,
                                             articles or other things of any
                                             kind on or at any undeveloped area
                                             of the said land. For the purposes
                                             hereof, "undeveloped area of the
                                             said land" means all of the said
                                             land insofar as the same is not
                                             covered or occupied by any
                                             building(s) erected or constructed
                                             in accordance with building plans
                                             approved by the Corporation and
                                             DOL.

Lawn or gardens                                         (c) Where any portion
                                             or portions of the said premises
                                             was or were built or designed as
                                             lawn or garden ground, to maintain
                                             the same in a neat and tidy
                                             condition to the reasonable
                                             satisfaction of the Corporation.

Car parking spaces                   (24)     Not to use that part of the said
                                     premises built or constructed as spaces for the manoeuvring, parking, loading and unloading of vehicles in accordance with the building plans of the said premises approved by the Corporation and the Director except as spaces for the manoeuvring, parking, loading and unloading of vehicles of the Lessee its employees or persons transacting business at the said premises.

Fences                               (25)     If and when required by the
                                     Corporation to erect fences on the
                                     boundaries of the said premises of a type design and construction approved by the Corporation.

Entering the premises                (26)     To permit the Corporation, the
for repairs                          occupiers of adjoining premises (as and
                                     when authorised by the Corporation in
                                     writing) and the Government with its or
                                     their surveyors agents contractors workmen and authorised persons at all reasonable times to enter upon the said premises or any part thereof by prior appointment and at a time mutually convenient to both the Corporation and the Lessee, or failing prior appointment, by prior notice or reasonable time from the Corporation, for the purpose of repairing extending or altering any adjoining premises as occasion shall require or for the purpose of viewing examining checking making repairing maintaining rebuilding cleansing lighting and keeping in order and good condition all ways roads sewers drains pipes watercourses party walls party structures fences hedges or other conveniences which shall belong to or be used for the said premises in common with other premises and for the purpose of laying down maintaining repairing and testing sewers drains gas or water pipes and electric wires or cables or for other similar purposes and insofar as the Corporation itself enters upon the said premises or any part thereof in exercise of its rights under this Clause the Corporation shall only enter where the works cannot practicably be carried out without such entry and the Corporation shall carry out the same with all due despatch as shall be necessary and with as little disturbance to the Lessee as shall be practicable in the circumstance and the Corporation shall make good any damage to the said premises caused thereby.

Air Pollution Control                (27)      To comply with and not to
Ordinance and smoke                  contravene or permit to be contravened the
control                              provisions of the Air Pollution Control
                                     Ordinance Cap.311, the Regulations and
                                     Orders thereunder or any statutory
                                     amendment or re-enactment thereof and not to install any furnace, boiler or other plant or equipment or use any fuel that might in any circumstances produce smoke without the prior written consent of the Corporation and the Director of
                                     Environmental Protection (hereinafter
                                     referred to as "EPD") which consent shall, in so far as the Corporation is concerned, not be unreasonably withheld.

Not to use machinery                          (28)      (a) Not to install or
or process                                   use on the said premises or any
discharging noxious                          part thereof or in any building or
matter                                       buildings erected on the said
                                             premises any machinery, furnace,
                                             boiler or other plant or equipment
                                             or any fuel or method or process of
                                             manufacture of treatment which
                                             might in any circumstances result
                                             in the discharge or emission,
                                             whether aerial or otherwise, on or
                                             from the said premises or any part
                                             thereof or from any building or
                                             buildings erected thereon of any
                                             noxious, harmful or corrosive
                                             matter, whether it be in the form
                                             of gas, gaseous effluent, smoke,
                                             grit, dust, liquid or solids or
                                             otherwise, and which shall in the
                                             opinion of the Corporation, EPD and
                                             the Commissioner for Labour, or any
                                             of them, be excessive in or
                                             unnecessary for the proper use and
                                             enjoyment of the said premises
                                             which opinion shall, in so far as
                                             the Corporation is concerned, be
                                             reasonable.

                                                         (b) On a written notice
                                             being served on the said premises
                                             by the Corporation and/or EPD
                                             requiring the abatement of any
                                             undue emission of smoke or vapour
                                             forthwith upon the service of such
                                             notice to abate and remedy the same
                                             accordingly.

Refuse Deposit                               (29)       (a) Not to permit
                                             sewage or refuse water to flow from
                                             the said land onto any adjoining
                                             land or nullah or allow any
                                             decaying, noisome, noxious,
                                             excrementitious, or other refuse
                                             matter to be deposited on any
                                             portion of the Estate and shall
                                             have all such matter removed from
                                             the Estate or any building erected
                                             thereon in a proper manner.

Not to throw waste                                      (b) Not to throw any
into the river or sea                        spoil rubbish or refuse into or
                                             allow any trade effluent or sewage
                                             to flow from the said premises into
                                             the river or sea.

Signs or posters                     (30)       Not to use the said premises for
                                      the purpose of advertising nor to display or permit to be displayed thereon any advertisement poster notice or name plate and to remove and discontinue the use of any advertisement poster or notice to which the Corporation may take objection Provided nevertheless that the Lessee shall be entitled to affix on the said premises boards plates or signs indicative of the Lessee's name address telephone number and business such boards plates or signs to be of a size and to be placed in such a position as shall be approved of in writing by the Corporation.

Gas electricity steam                (31)      Not to carry on upon the said
etc. premises the manufacture or production of gas electricity steam or hot water except for the requirements of the Lessee's own business and not to supply gas electricity steam or hot water to any other lessee tenant or occupier of the Estate.

Prohibition of                       (32)      Notwithstanding any contrary
Offensive Trades                      provision in this Lease, not to use the
                                      said premises or permit or suffer the same to be used for any purpose or use designated as offensive trades under the Public Health and Municipal Services
                                      Ordinance Cap.132 and at all times to
                                      prevent the business so carried on the
                                      said premises causing in the opinion of
                                      the Corporation any nuisance annoyance or inconvenience to the Corporation or any other tenant or lessee of the Corporation.

Not to obstruct roads                        (33)       (a) Not to permit any
                                             vehicles of the Lessee to cause any
                                             obstruction to the traffic of the
                                             roads of the Estate at any time. No
                                             materials shall be dumped or
                                             stored, nor shall any work be
                                             carried out within the boundaries
                                             of a public road or way without the
                                             prior written consent of DOL.

Damage to roads                                         (b) To pay to the
                                             Corporation or the Government, as
                                             the case may be, on demand any sum
                                             which the Corporation or DOL shall
                                             certify to be the cost of
                                             making good any damage done to any
                                             adjoining roads of the Estate or
                                             any public road, as the case may
                                             be, by the Lessee its contractors
                                             or sub-contractors or servants or
                                             agents or its or their workmen or
                                             vehicles or by any spoil from the
                                             said premises.

Traffic regulations                  (34)      To observe and to use its best
                                     endeavours to ensure that the servants
                                     agents contractors visitors and customers of the Lessee shall observe any traffic regulations and instructions made or given by the Corporation.

Not to alter roads and               (35)      Not to alter the positions,
buildings                            widths and level of any existing roads, the
                                     positions, levels and dimensions of the
                                     said premises, or position and nature of any building or structure without the prior written consents of the Corporation and the Government, such consent shall, insofar only as the Corporation is concerned, not be unreasonably withheld.

Fire service                                 (36)       (a) To provide and
Installations                                maintain at his own cost either
                                             within the said premises or outside
                                             thereof at such point or points as
                                             the Director of Fire Services may
                                             require such fire fighting
                                             appliances, fire fighting water
                                             pumping connection or other fire
                                             prevention equipment as the
                                             Director of Fire Services may, from
                                             time to time, reasonably require.

Fire preventions                                        (b) To maintain repair
                                             or reinstate as may from time to
                                             time be necessary all the fire
                                             fighting equipment and
                                             installations in the said premises
                                             in good and proper working
                                             condition, and to comply with all
                                             lawful requirements of the Director
                                             of Fire Services made under the
                                             Dangerous Goods Ordinance Cap.295
                                             and any regulations thereunder or
                                             amendments or re-enactments for the
                                             time being modifying or replacing
                                             the same and also all reasonable
                                             requirements which the Corporation
                                             may as it sees fit specify in
                                             writing from time to time.

Fresh or salt water                          (37)       (a) Not to use any
                                             fresh or salt water from Government
                                             mains for any heating cooling or
                                             humidification plant without the
                                             prior written consent of the Water
                                             Authority.

Government Mains                                        (b) Not to use or
                                             permit or suffer to be used water
                                             from Government mains for flushing
                                             purposes on any part of the said
                                             premises without the written
                                             consent of the Water Authority.
                                             Consent to use fresh water from the
                                             mains for such purposes may be
                                             given if an alternative supply is
                                             impracticable and evidence to that
                                             effect is offered to and accepted
                                             by the Water Authority. If a mains
                                             supply of salt water is provided,
                                             the Lessee shall not implement his
                                             proposals for plumbing until such
                                             proposals have been approved in
                                             writing by the Water Authority. In
                                             the event of an alternative supply
                                             proving inadequate, the fact that
                                             salt
                                             water may in the future be
                                             unsuitable for the plumbing
                                             installed will not be accepted as a
                                             justification for the use of mains
                                             fresh water for flushing purpose.

Access                               (38)      Not to have any right of
                                     vehicular access or permit or suffer any vehicular access to or from the said premises except between such points as approved or directed by the Corporation and DOL in writing.

Not to interfere with                        (39)       (a) Except for the
utilities etc.                               purpose of maintenance renewal or
                                             repair in accordance with and
                                             subject to the provisions of
                                             sub-clause (b) below, not to
                                             interfere with or suffer or permit
                                             to be interfered with any existing
                                             pipe, cable, wire, powers lines,
                                             drain, waterway or watercourse,
                                             footpath, sewer and nullah within
                                             or adjacent to the said premises,
                                             nor have any right to the water
                                             therein, and not to alter the point
                                             of discharge of any drain within or
                                             adjacent to the said premises.

To avoid any damage                                     (b) To take or cause to
to drains and utilities                      be taken all proper and adequate
etc.                                         care, skill and precautions at all
                                             times and particularly during any
                                             maintenance, renewal or repair work
                                             to avoid doing any damage to any
                                             Government or other existing drain,
                                             waterway or watercourse (including
                                             water main), footpath, sewer,
                                             nullah, pipe, cable, wire, utility
                                             service or any other works or
                                             installations (all together
                                             hereinafter referred to as "the
                                             said works and services") being or
                                             running upon, over, under or
                                             adjacent to the said premises or
                                             any part thereof, provided that the
                                             Lessee before carrying out any such
                                             works as aforesaid shall make or
                                             cause to be made such proper search
                                             and enquiry as may be necessary to
                                             ascertain the precise position and
                                             levels of any of the said works and
                                             services, and shall submit
                                             proposals for dealing with any of
                                             such said works and services in
                                             writing to the Corporation and DOL
                                             for their approval in all respects
                                             and shall not carry out any work
                                             whatsoever until the Corporation
                                             and DOL shall have given their
                                             written approvals to the works and
                                             to such proposals aforesaid and
                                             shall comply with any requirement
                                             of the Corporation and DOL in
                                             respect of the said works and
                                             services, and shall bear the cost
                                             of meeting such requirements,
                                             including the cost of any necessary
                                             diversion, relaying or
                                             reinstatement, and shall at the
                                             Lessee's own expense in all
                                             respects repair, make good and
                                             reinstate to the satisfaction of
                                             the Corporation and DOL any damage
                                             or disturbance caused to the
                                             surface of the said premises or any
                                             of the said works and services
                                             running on, over, under or adjacent
                                             to the said premises in any manner
                                             arising out of any such
                                             construction, maintenance, renewal
                                             or repair work. If the Lessee fails
                                             to carry out any such necessary
                                             diversion, relaying, repairing,
                                             making good and reinstatement of
                                             the said premises or any part
                                             thereof or of any of the said works
                                             and services running on, over,
                                             under or adjacent to the said
                                             premises to the
                                             satisfaction of the Corporation and
                                             DOL, the Corporation and/or DOL may
                                             carry out any such diversion,
                                             relaying reinstatement or making
                                             good as the Corporation and/or DOL
                                             consider necessary and the Lessee
                                             shall pay to the Corporation and/or
                                             the Government as the case may be
                                             on demand the cost of such works.

Pollution control                    (40)      To comply with and observe all
                                     ordinances, bye-laws, regulations orders in council and rules for the time being in force in Hong Kong and governing the control of any form of pollution (including noise pollution), whether aerial or otherwise, and the protection of the environment.

Discharge of trade                           (41)       (a) Not to discharge or
effluent etc.                                cause or permit or suffer to be
                                             discharged into the sea, public
                                             sewer, storm-water drain, channel
                                             or stream course any trade effluent
                                             or foul or contaminated water or
                                             cooling water without the prior
                                             written consents of the Corporation
                                             and EPD, who shall as a condition
                                             of granting such consent require
                                             the Lessee to provide, operate and
                                             maintain at its own expense and
                                             either within the said premises or
                                             otherwise and to the satisfaction
                                             of the Corporation and EPD suitable
                                             works equipment and installations
                                             for the treatment and disposal of
                                             such trade effluent or foul or
                                             contaminated or cooling water. The
                                             consent of the Corporation under
                                             this Clause shall not be
                                             unreasonably withheld.

                                                        (b) For each discharge
                                             of trade effluent or foul or
                                             contaminated water or cooling water
                                             (hereinafter referred to as "the
                                             effluent") to apply in writing to
                                             the Corporation and EPD for their
                                             written consent, such consent
                                             shall, insofar only as the
                                             Corporation is concerned, not be
                                             unreasonably withheld, stating in
                                             the Lessee's application:-

                                                            (i) the Lessee's
                                                         name address and
                                                         trade/manufacturing
                                                         process(es) of the
                                                         factory generating the
                                                         effluent;

                                                            (ii) the maximum
                                                         quantity of the
                                                         effluent to be
                                                         discharged on any one
                                                         day;

                                                            (iii) the highest
                                                         rate of discharge on
                                                         any one day;

                                                            (iv) the period or
                                                         periods of the day
                                                         during which the
                                                         effluent is to be
                                                         discharged;

                                                            (v) the nature and
                                                         composition of the
                                                         effluent; and

                                                            (vi) the public
                                                         sewer, water-course or
                                                         receiving body into
                                                         which the effluent is
                                                         to be discharged; or

                                                            (vii) where the
                                                         effluent is not to be
                                                         discharged directly
                                                         into a public sewer,
                                                         water-course or
                                                         receiving body, such
                                                         sewer water-course or
                                                         receiving body within
                                                         or under the said
                                                         premises or within or
                                                         under the common areas
                                                         of the Estate into
                                                         which the effluent is
                                                         to be discharged.

Conditions of                                           (c) In granting the
discharge                                    said consents in sub-clause (b)
                                             above the Corporation and/or EPD
                                             may impose one or more or all of
                                             the following conditions:-

                                                            (i) that the
                                                         effluent shall be
                                                         discharged into any
                                                         specified sewer,
                                                         water-course or
                                                         receiving body;

                                                            (ii) that the Lessee
                                                         shall at its own
                                                         expense provide,
                                                         operate and maintain
                                                         suitable treatment
                                                         facilities, separate
                                                         and distinct from any
                                                         central sewage
                                                         treatment plant
                                                         constructed or to be
                                                         constructed by the
                                                         Corporation, to treat
                                                         the effluent to the
                                                         standards imposed by
                                                         the Corporation and/or
                                                         EPD in giving their
                                                         consents to an
                                                         application made under
                                                         sub-clause (b) above;

                                                            (iii) that the
                                                         Lessee shall provide
                                                         and maintain such
                                                         inspection chambers and
                                                         manholes at suitable
                                                         positions as will
                                                         enable a person to take
                                                         samples and carry out
                                                         flow measurement of the
                                                         effluent immediately
                                                         before discharge into
                                                         any sewer, water-course
                                                         or receiving body and
                                                         provide the Corporation
                                                         and EPD, and any person
                                                         authorized by them or
                                                         either of them with
                                                         access at all times to
                                                         such chambers and
                                                         manholes for the
                                                         purpose of inspection
                                                         and/or taking samples
                                                         and/or flow
                                                         measurement;

                                                            (iv) that the Lessee
                                                         shall provide and
                                                         maintain such meters
                                                         and apparatus as may be
                                                         required, or make other
                                                         suitable arrangements
                                                         to the satisfaction of
                                                         the Corporation and
                                                         EPD, to measure, take
                                                         samples of and analyse,
                                                         either continuously or
                                                         at intervals specified
                                                         by the Corporation
                                                         and/or EPD, the volume
                                                         and rate of discharge
                                                         and specified
                                                         characteristics of the
                                                         effluent immediately
                                                         before discharge into
                                                         any public sewer,
                                                         water-course or
                                                         receiving body;

                                                            (v) that the Lessee
                                                         shall keep records of
                                                         the measurements and
                                                         analyses required under
                                                         (iv) hereof and deliver
                                                         such records to the
                                                         Corporation and EPD
                                                         whenever asked to do
                                                         so; and

                                                            (vi) any further
                                                         conditions which may be
                                                         considered necessary in
                                                         the opinion of the
                                                         Corporation and/or EPD.

Revision of                                              (d) If it is considered
conditions of                                necessary in the opinion of the
discharge                                    Corporation and/or EPD at any time
                                             to revise the conditions imposed by
                                             them or either of them under
                                             sub-clause (c) above, the
                                             Corporation and/or EPD may revise
                                             such conditions and the Lessee
                                             shall comply with such revised
                                             conditions within a period to be
                                             specified by the Corporation and/or
                                             EPD.

Failure to comply                                        (e) Should the Lessee
with requirements                            fail or neglect to operate and
                                             maintain the effluent treatment
                                             facilities required by the
                                             Corporation and EPD under
                                             sub-clause (c)(ii) above to the
                                             satisfaction of the Corporation and
                                             EPD, such facilities may be taken
                                             over by the Corporation or the
                                             Government and operated and
                                             maintained at the expense of the
                                             Lessee. Any amount so expended by
                                             the Corporation or the Government,
                                             as certified by the Corporation or
                                             EPD, shall be paid on demand to the
                                             Corporation or the Government as
                                             the case may be by the Lessee.

Failure to meet                                          (f) Should the
standards required                           effluent, after treatment if any,
                                             fail to meet the standards imposed
                                             by the Corporation and/or EPD in
                                             granting its his or their consents
                                             to an application made under
                                             sub-clause (b) above or the revised
                                             set of standards after the
                                             expiration of the specified period
                                             under sub-clause (d) above, as the
                                             case may be, the Corporation and/or
                                             EPD may carry out such works and
                                             provide such additional treatment
                                             as in its his or their opinion is
                                             necessary to treat the effluent to
                                             standards acceptable to it him or
                                             them and the installation,
                                             operation and maintenance costs of
                                             such additional works (including
                                             the cost of staff (whether of the
                                             Government or of the Corporation)
                                             time and administration) as
                                             certified by the Corporation or EPD
                                             as the case may be shall be paid on
                                             demand to the Corporation or the
                                             Government as the case may be by
                                             the Lessee.

Damage to                            (42)      In the event that, arising out of
environment                          or connected with the manufacturing
                                     activities of the Lessee and whether as a result of any negligence of the Lessee or its servants or agents or any breach of any of the terms conditions and covenants of this Lease or otherwise, the environment or the general amenity of Hong Kong or any part of Hong Kong has been damaged, as to which the opinion of EPD shall be conclusive evidence of the fact, then the Corporation and/or the Government may take such steps to restore the said environment or amenity as the Corporation and/or EPD sees fit and the cost of such restoration
                                     (including the cost of any materials used and the cost of staff (whether of the Corporation or of the Government) time and administration) as certified by the
                                     Corporation and/or EPD as the case may be shall be paid by the Lessee to the Corporation and/or the Government as the case may be on demand.

Excavation, wells                             (43)      (a) Not to make any
                                             excavation or sink any well upon
                                             the said premises.

No blasting                                              (b) Not to undertake or
                                             permit or suffer to be undertaken
                                             blasting within the said premises
                                             or the Estate without the prior
                                             approval of DOL which approval may
                                             be subject to such conditions as
                                             DOL may impose.

Letting notice etc.                  (44)      To permit the Corporation at any
                                     time within six months before the
                                     expiration or sooner determination of the said term to enter into and upon the said premises for the purpose of fixing upon a suitable part thereof a notice board for letting or selling the same and not to remove or interfere with such notice board and to permit all persons by the order of the Corporation to view the said premises at all reasonable times of the day.

Boundary stones etc.                 (45)      To permit boundary stones and/or
                                     plates bearing the name of any roads or
                                     streets properly cut and marked with the number of the Estate and/or the said premises to be fixed at each angle thereof and either in or on the said premises or in or on any building erected thereon as may be required by the Corporation and/or DOL and shall pay the fees prescribed by the Corporation and/or DOL therefor as well as the prescribed fee for the refixing of such boundary stones or plates aforesaid which, through being lost, damaged or removed, need replacing.

To indemnify the                     (46)      To indemnify the Corporation from
Corporation for                      and against all claims made against it by
defaults                             any adjoining or neighbouring tenants
                                     lessees or occupiers of the Estate or by the Government or any other person whosoever which may arise by reason of the erection of any buildings on or the making of any alterations to the said premises or from any failure to keep the said premises in repair or any default omission breach unlawful act or activities whatsoever under any law ordinance regulation order in council and from all proceedings costs claims and demands of whatsoever nature in respect thereof.

Repairs of retaining                 (47)      At the Lessee's own cost to
walls slopes etc.                    maintain and repair in good and proper
                                     condition and to take such steps and
                                     execute such works for such purpose in
                                     under or over or upon or adjacent to the said premises as may be necessary or as may from time to time be required by the Corporation in writing for the construction maintenance repair and protection of shores river walls retaining walls slopes embankments or other support or of afforestation or turfing or other suitable landscaping techniques or devices if any and for the prevention of earth-slip erosion of soil and failure of slopes such works cultivation or planting to be carried out expeditiously in a workmanlike manner and to the satisfaction of the Corporation.
                                     The Lessee shall make good any damage
                                     thereto when called upon so to do by the Corporation and/or DOL or shall repay to the Corporation or DOL, as the case may be, on demand the costs of repairing any such damage as certified by the Corporation or

                                     DOL. The Lessee shall indemnify and keep indemnified the Corporation against all claims actions proceedings costs and demands whatsoever arising from or relating to the Lessee's defaults of its obligations herein.

Change of name                      (48)       Not to effect a change of name
                                     except with the consent in writing of the Corporation (which consent shall not be unreasonably withheld) PROVIDED THAT on every change of name the Lessee shall pay to the Corporation a fee of HK$500.00 in relation to such consent.

To observe terms in                  (49)      To perform and observe the
Conditions of Grant                  conditions on the Corporation's part to be
                                     performed and observed contained in the
                                     said Conditions of Grant so far as they are not varied herein and so far as the same are applicable to the said premises and to keep the Corporation indemnified against all claims damages costs and expenses in any way arising from or incidental to the Lessee's breach of this Clause.

Additional premium                   (50)      If the Lessee shall be in breach
upon Lessee's failure                of any of the terms conditions and
to remedy breach                     covenants on the part of the Lessee to be
                                     performed observed or complied with in
                                     respect of which notice of breach has been given by the Corporation and such breach shall not have been completely remedied to the satisfaction of the Corporation before such date or time limit specified in the said notice given by the Corporation, to pay to the Corporation on demand by the Corporation (without prejudice to any other rights and powers of the Corporation under this Lease) a sum calculated at the rate of HK$6,478 per day as additional premium for the period from the date or time limit specified in the said notice for the remedy of such breach to the actual date on which such breach shall have been completely remedied to the satisfaction of the Corporation.

Costs of the Lease                   (51)      To pay all costs disbursements
                                     fees and charges legal or otherwise
                                     including stamp duty and registration fees in connection with the preparation stamping and issue of this Lease and any prior accompanying or future documents or deeds supplementary collateral or in any way relating to this Lease.

Costs of enforcement                 (52)      To pay to the Corporation on
                                     demand all the Corporation's costs and fees legal or otherwise including costs as between solicitor and client in connection with the enforcement by the Corporation of the covenants and conditions herein.

Survey fees                          (53)      To pay to the Corporation on
                                     demand all survey fees and other charges for the survey of the said premises for the purpose of the sub-division of the land of which the said premises forms part and the issue of this Lease PROVIDED THAT the Corporation shall have the right to employ its own surveyor to carry out the said survey in which event the Lessee shall bear all costs thereby incurred.

Yield up premises                    (54)      To yield up the said premises
and Handover                         together with all fixtures fittings and
                                     additions therein and thereto at the
                                     expiration or sooner
                                     determination of the said term in good
                                     clean and tenantable repair and condition in accordance with the stipulations of Clause B(6) hereof. At the expiration or sooner determination of the said term the Lessee shall be at liberty to remove from the said premises as soon as practical all its machinery fixtures fittings and chattels and in case any of the aforesaid is affixed to the said premises the same may be disaffixed but any damage caused thereby shall be made good by the Lessee to the satisfaction of the Corporation.

                            C. The Corporation hereby covenants with the Lessee as follows:-

Lessee to have quiet                 That the Lessee paying the premium and the
enjoyment                   rent and other monies hereby specified and reserved
                            and performing and observing the several covenants conditions and agreements herein contained and on its part to be performed and observed shall and may peaceably and quietly hold and enjoy the said premises during the term hereby granted without interruption or disturbance by the Corporation or any persons lawfully claiming through or under it.

                            D. PROVIDED ALWAYS and it is hereby agreed and declared as follows:-

Re-entry for Lessee's                (1)       If the premium and/or the rents
defaults                             hereby specified and reserved or other
                                     monies due to the Corporation hereunder or any part thereof shall be in arrear for 21 days next after any of the days fixed for payment thereof whether or not the same shall have been legally demanded or if there shall be any breach of any of the covenants by the Lessee herein contained, the Corporation may serve upon the Lessee notice of the breach and thereby requiring the Lessee to remedy the breach within such reasonable time as shall be specified in such notice and if upon the expiration of such reasonable time the Lessee has not remedied the breach to the satisfaction of the Corporation, then and in any such case the Corporation or any persons duly authorised by it may at any time thereafter into and upon the said premises or any part thereof in the name of the whole re-enter and the same have again repossess and enjoy as in their former estate but without prejudice to the rights, remedies and claims of the Corporation for the recovery of any premium, rent and other monies due to it from the Lessee or in respect of any breach, non-observance or non-performance of the terms, conditions and covenants of this Lease on the part of the Lessee, and the Lessee shall not be entitled to the refund of any premium or interest thereon or any other money or monies paid by it or any part thereof, or to any payment or compensation or allowance whatsoever from the Corporation.

Corporation's right to               (2)       That it shall be lawful for the
develop other land                   Corporation at any time during the said
                                     term to erect rebuild or alter or permit to be erected rebuilt or altered any buildings or erections facing adjoining or near the said premises in any manner and to any extent it may think fit notwithstanding that any buildings or erections so erected rebuilt or altered may obstruct or interfere with any right of light or air for the time being appertaining to or enjoyed with the said premises or any part thereof or any buildings for the time being thereon.

Revision of                                  (3)         (a) If the Corporation
management and                               shall prior to the end of each
maintenance charges                          calendar year of the said term
                                             consider that having regard to the
                                             matters set forth in the succeeding
                                             sub-clause the management and
                                             maintenance charge should be
                                             revised it may require such a
                                             revision by giving notice in
                                             writing to the Lessee not less than
                                             one month before the end of the
                                             calendar year of its intention so
                                             to do.

                                                         (b) In that event the
                                             management and maintenance charge
                                             shall be revised to take into
                                             account the costs of the
                                             Corporation current at the
                                             commencement of the relevant
                                             calendar year in providing the
                                             facilities towards which the
                                             management and maintenance charge
                                             is expressed to be a contribution
                                             and for this purpose regard shall
                                             be had to:-

                                                            (i) the difference
                                                         (if any) between the
                                                         general level of wages
                                                         of the labour and staff
                                                         employed in connection
                                                         with and the cost of
                                                         materials (including
                                                         the cost of
                                                         electricity) used in
                                                         providing the
                                                         facilities towards
                                                         which the management
                                                         and maintenance charge
                                                         is expressed to be a
                                                         contribution at the
                                                         commencement of the
                                                         relevant calendar year
                                                         in which revision last
                                                         took place and the
                                                         general level of wages
                                                         and the cost of
                                                         materials at or about
                                                         the end of the current
                                                         calendar year, and

                                                            (ii) any change
                                                         between the dates
                                                         mentioned in
                                                         sub-paragraph (i) in
                                                         any other relevant
                                                         circumstances.

                                                         PROVIDED that no
                                             account shall be taken of any
                                             changes in costs or other
                                             circumstances occurring after the
                                             commencement of the calendar year
                                             following such revision.

                                                         (c) The amount of the
                                             revised management and maintenance
                                             charge failing agreement between
                                             the Corporation and the Lessee
                                             shall be referred to a single
                                             arbitrator to be nominated by the
                                             President for the time being of the
                                             Hong Kong Institute of Surveyors
                                             who in determining such amount
                                             shall have regard to the
                                             circumstances set forth in the
                                             preceding sub-clause and who shall
                                             assume that the amount of the
                                             management and maintenance charge
                                             of which revision is being sought
                                             was arrived at correctly having
                                             regard to the considerations
                                             aforesaid at the date when it was
                                             fixed. The costs of such arbitrator
                                             shall be borne entirely by the
                                             Lessee.

                                                         (d) Where the
                                             Corporation has given notice of
                                             revision as aforesaid, from and
                                             after the expiry of the current
                                             calendar year the revised
                                             management and maintenance charge
                                             shall be deemed to have been
                                             substituted for the management and
                                             maintenance charge for the time
                                             being payable hereunder and this
                                             Lease shall thenceforth be read and
                                             construed accordingly Provided
                                             Always that until the revised
                                             management and maintenance charge
                                             shall have been agreed or
                                             determined as aforesaid the
                                             management and maintenance charge
                                             for the time being payable
                                             hereunder shall continue to be
                                             payable subject to such adjustment
                                             (if any) as may be necessary being
                                             made between the Corporation and
                                             the Lessee on the quarter day next
                                             following the agreement or the
                                             determination aforesaid.

Soil, sea and                        (4)       That no marine rights or any
foreshore                            rights of access to the sea and no estate
                                     or interest whatsoever in the soil of the road and footpath, sea and foreshore adjacent to the said premises are or shall be deemed to be included in the demise hereinbefore contained.

If Corporation                       (5)       If the Government shall call upon
required to take                     the Corporation to take up a Government
Government Lease                     Lease of the Estate and for that purpose
                                     shall require a surrender of this Lease the Lessee will execute and seal a surrender or release of this Lease conditional upon the Corporation granting a new Lease for the then residue of the said term at the same rent and on the same terms conditions and covenants as are herein contained.

Resumption by the                    (6)       In the event of the Government
Government                           resuming, re-entering upon and re-taking
                                     possession of the said premises or any part thereof for the improvement of Hong Kong or any other public purpose whatsoever (as to which the Government's notice to the Corporation in exercise of such power shall be conclusive), the Corporation shall as soon as practicable after receipt of such notice from the Government supply the Lessee with a copy of such notice and the Lessee shall at least three days before the expiration of such notice quit and deliver up possession of the said premises or such part or parts thereof required by the Government under such notice to the Corporation. The Lessee shall be entitled to any compensation paid or payable by the Government in respect of or attributable to the said premises or such part or parts thereof required by the Government as aforesaid Provided that the Corporation shall be entitled to deduct or set-off from any such compensation all loss damage and expense incurred and arising out of and from any outstanding breach on the part of the Lessee including the non-payment of any money due to the Corporation. The Lessee shall not be entitled to any other compensation whether from the Corporation or otherwise.

Government                           (7)       As the Government has reserved
reclamation                          the right to reclaim the foreshore to
                                     seaward of the Estate at any time, the
                                     Lessee shall make no objection to, and
                                     shall have no right to any compensation in respect of, any such reclamation.

Subsidence of the           E.       The Lessee shall have no right to claim
ground                      compensation against the Corporation for damages of
                            any kind in the event of subsidence of the ground or landslip occurring at the said premises.

Service of Notice           F.       Any notice required to be served hereunder
                            shall, if to be served on the Lessee, be sufficiently served if addressed to the Lessee and sent by prepaid post to or delivered at the said premises or the Lessee's last known place of business or the Lessee's registered office in Hong
                            Kong and, if to be served on the Corporation shall be sufficiently served if addressed to the Corporation and sent by prepaid post to or delivered at the Corporation's principal office or its last known place of business in Hong Kong.

Notice of re-entry          G.       A written notice served by the Corporation
                            on the Lessee in manner as provided in Clause F above to the effect that the Corporation thereby exercises the power of re-entry herein contained shall be a full and sufficient exercise of such power without actual physical entry on the part of the Corporation.

Non-waiver                  H.       Acceptance by the Corporation of any rent
                            and other monies herein mentioned shall not be deemed to operate as a waiver by the Corporation of any right to proceed against the Lessee in respect of any breach non-observance or non-performance of the said stipulations terms conditions and covenants herein contained and on the Lessee's part to be observed and performed.

Supervisory and             I.      Wherever in this Lease it is provided :-
overhead charges

                                     (1)      that the Government or its duly
                                     authorised officers referred to in this
                                     Lease or the Corporation, as the case may be, shall or may carry out works of any description on the said premises or any part thereof or outside the said premises (whether on behalf of the Lessee or on the failure of the Lessee to carry out such works or otherwise) at the cost of the Lessee or that the Lessee shall pay or repay to the Government or to its duly authorised officers or to the Corporation, as the case may be, on demand the cost of such works, such cost shall include such supervisory and overhead charges as may be fixed by the Government or by its duly authorised officers or the Corporation, as the case may be; or

Consent or approval                  (2)      that the prior approval or
                                     consent in writing of the Government or its duly authorised officers or the
                                     Corporation, as the case may be, is
                                     required, the Government or its duly
                                     authorised officers or the Corporation, as the case may be, may (unless otherwise stated in this Lease insofar only as the Corporation is concerned) refuse or give the approval or consent on such terms and conditions as it or they, as the case may be, may see fit.

Alteration in               J.       Wherever it is provided in this Lease that
designation etc. of         any officer of the Government shall or may carry out
Government officer          acts, works or matters of any description or whose
                            permit, approval, consent or certificate is required for or relating to any works, operation, processes or other matters of any description and should it transpire from time to time that the designation, duties, powers or functions of any such officer has been in any way altered or otherwise taken over by or shared with other officer or officers of the Government or any of its departments or agencies, as the case may be, the latter officer or officers shall, according to the context in question, be deemed to be or be included as the officer or officers specified in the relevant provision or provisions in this Lease for the purposes therein mentioned in lieu of or in addition to the officer or officers previously applicable. In the event of there being any doubt arising thereon, the opinion or direction in writing of the Government and/or the Corporation shall be conclusive.

No warranties of            K.       The Lessee agrees and confirms that the
suitability for the         Lessee has taken the said land and developed the
Lessee's purpose            same on the terms and conditions mentioned or
                            referred to in the said Agreement for Lease and this Lease at its own risk and that there is no warranty or representation whatsoever, whether express or implied or otherwise, on the part of the Corporation as to whether or not the said premises, the present or future neighbourhood and the environment thereof, within or outside the Estate, are suitable or fit for the Lessee's intended purpose referred to the Second Schedule hereto or otherwise or (without prejudice to the generality of the foregoing provisions) as to whether or not interference may be caused to the Lessee's operation by present or future developments of premises in or outside the Estate, and the Corporation shall not be accountable or liable to the Lessee in any way therefor.

Marginal Notes              L.       The marginal notes are intended for
                            guidance only and do not form part of this Lease nor shall any of the provisions in this Lease be construed or interpreted by reference thereto or be in any way affected or limited thereby.

Number and gender           M.       In this Lease where the context so requires
of words etc.               words importing the singular number or the masculine
                            gender include the plural number or the feminine gender and words importing persons include corporation and vice versa and where there are two or more persons included in the expression "the
                            Lessee" covenants expressed to be made by "the
                            Lessee" shall be deemed to be made by such persons jointly and severally.

         IN WITNESS whereof the Corporation and the Lessee have caused their respective Common Seals to be hereunto affixed the day and year first above written.

                   THE FIRST SCHEDULE HEREINBEFORE REFERRED TO
                   -------------------------------------------

1. The replacement cost of the building including any fixtures and fittings therein under Clause B(11)(b)(i) (A)(II) hereof (hereinafter called "the replacement cost") shall be such replacement cost of the building aforesaid as shall be agreed between the Corporation and the Lessee or determined as hereinafter provided to be the replacement cost of the building aforesaid at the date of the Corporation's acceptance of the surrender. The market value of the said premises under Clause B(11)(b)(i) (B) hereof (hereinafter called "the market value") shall be such market value of the said premises as shall be agreed between the Corporation and the Lessee or determined as hereinafter provided to be the current market value of the said premises at the date of the Corporation's acceptance of the surrender.

2. Any agreement between the Corporation and the Lessee as to the replacement cost or the market value shall be in writing signed by the parties.

3. If such agreement has not been made one month after the Corporation has accepted the offer to surrender by the Lessee either party hereto may require an independent surveyor (hereinafter called "the Surveyor") to determine the replacement cost or the market value, as the case may b.

4. The Surveyor may be nominated by agreement between the Corporation and the Lessee or appointed by the President for the time being of the Hong Kong Institute of Surveyors, on the application of either party hereto.

5. If the said President shall for any reason not be available or be unable to make such appointment at the time of application therefor the appointment may be made by the Vice President or next senior officer of the said Institute then available and able to make such appointment or, if no such officer of the said Institute shall be so available and able, by such officer of such professional body of surveyors as the Corporation shall designate.

6. Notice in writing of his appointment shall be given by the Surveyor to the Corporation and the Lessee inviting each to submit within a specified period (which shall not exceed four weeks) a valuation accompanied if desired by a statement of reasons.

7. The Surveyor shall act as an expert and not as an arbitrator. He shall consider any valuation and reasons submitted to him within the said period but shall not be in any way limited or fettered thereby and shall within three months of this appointment determine the replacement cost or the market value in accordance with his own judgment and opinion as to the true replacement cost of any building comprised in the said premises or the current market value of the said premises, as the case may be. In the making of his determinations as aforesaid and for all purposes in connection with it the Surveyor shall assume that the restrictions as to user contained in this Lease or subsequently approved in writing by the Corporation in respect of the said premises shall continue to apply and that the Corporation has not approved of any other user.

8. The Surveyor shall give notice in writing of his decision to the Corporation and the Lessee within three months of his appointment.

9. If the Surveyor shall fail to determine the replacement cost or the market value and give notice thereof within the time and in the manner hereinbefore provided or if he shall relinquish his appointment or die or if it shall become apparent that for any reason he will be unable to complete his duties hereunder the Corporation or the Lessee may apply to the said President or other person as hereinbefore provided for a substitute to be appointed in his place which procedure may be repeated as many times as necessary.

10. The decision of the Surveyor shall be final on all matters hereby referred to him.

11. The fees of the Surveyor shall be shared equally between the Corporation and the Lessee.

12. As respects all periods of time referred to in this Schedule time shall be deemed to be of the essence of the contract.



                  THE SECOND SCHEDULE HEREINBEFORE REFERRED TO
                  --------------------------------------------

For the operation of a satellite Telemetry, Tracking, Control and Monitor (TTC&M) earth station and the carrying out of telecommunication, broadcasting and related services via satellites as described in the Lessee's application and supporting schedules, copies of which are annexed to the Lessee's Proposal Form referred to in the said Agreement for Lease.

                   THE THIRD SCHEDULE HEREINBEFORE REFERRED TO
                   -------------------------------------------

Rateable value          1. (a)      For the purpose of Clause B(2) of this Lease
                                    the rateable value of the said land shall be the rateable value as set out from time to time in the list declared or the interim valuation made by the Commissioner of Rating and Valuation (hereinafter called "the
                                    Commissioner") under the Rating Ordinance or any legislation amending or replacing the same, of the tenement, or, if there is more than one tenement, the aggregate of the rateable values and/or interim valuations as so set out or made of all the tenements comprised wholly or partly within the said land.

                           (b)      For the purpose of sub-clause (a) hereof:-

Effective date                      (i)      a rateable value in a new list,
                                             when declared, an interim
                                             valuation, when made, and a
                                             correction, alteration or variation
                                             of a rateable value or an interim
                                             valuation, when made, shall take
                                             effect from the effective dates for
                                             the same under the Rating
                                             Ordinance;

Adjustment of                       (ii)     if the effective date of an interim
effective date                               valuation is earlier than the date
                                             of the making of the interim
                                             valuation, or if the rateable value
                                             has been corrected, altered or
                                             varied and the effective date of
                                             such correction, alteration or
                                             variation is earlier than the date
                                             of the making of the correction,
                                             alteration or variation, and as a
                                             result the rent for the said land
                                             is increased, the rent due for the
                                             period since the effective date of
                                             the interim valuation or the
                                             correction, alteration or variation
                                             shall, in so far as it has not been
                                             already paid, be added by the
                                             Corporation and/or the Director of
                                             Lands (hereinafter referred to as
                                             "DOL") to the next payment of rent
                                             due following the date of the
                                             making of the interim valuation,
                                             correction, alteration or
                                             variation, and if as a result of
                                             the making of the interim
                                             valuation, correction, alteration
                                             or variation the rent for the said
                                             land is reduced, any amount found
                                             to be overpaid by the Lessee may be
                                             deducted by the Corporation and/or
                                             DOL from the next payment of rent
                                             due following the date of the
                                             making of the interim valuation,
                                             correction, alteration or
                                             variation, or shall be otherwise
                                             credited to the account of or
                                             refunded to the Lessee;

Tenement partly on                  (iii)    a tenement shall be deemed to be
the said land                                comprised partly within the said
                                             land if the building in which it is
                                             contained stands partly within the
                                             said land; and where a tenement is
                                             so deemed to be comprised partly
                                             within the said land, there shall
                                             be included for the purpose of
                                             determining the rateable value of
                                             the said land only the same
                                             proportion of the rateable value in
                                             the list declared or the interim
                                             valuation made under the Rating
                                             Ordinance or, as the case may be,
                                             the rateable value fixed under
                                             sub-clauses (b)(iv), (b)(v) and
                                             (b)(vi) hereof, as, in the opinion
                                             of DOL and/or the Corporation whose
                                             decision thereon shall be final,
                                             the area of the said land bears to
                                             the area of all the lots or
                                             subdivisions of land (as designated
                                             or determined to be applicable for
                                             the purpose hereof by the
                                             Corporation and/or DOL) on which
                                             the building stands;

Notional rateable                   (iv)     in the event that no rateable value
value                                        has been ascertained under the
                                             Rating Ordinance in respect of a
                                             tenement, whether by reason of the
                                             exemption of such tenement from
                                             assessment to rates or otherwise,
                                             the Corporation and/or DOL may
                                             cause to be fixed such rateable
                                             value as if the tenement were
                                             assessable to rates under that
                                             Ordinance, and the rateable value
                                             so fixed shall be the rateable
                                             value of the tenement;

Deletion of rateable                (v)      in the event that as a result of
value                                        the demolition of a tenement or of
                                             a tenement being unoccupied by
                                             reason of an order of the
                                             Government its rateable value is
                                             deleted under the Rating Ordinance,
                                             the rateable value of the said land
                                             shall, if DOL and/or the
                                             Corporation in his its or their
                                             absolute discretion think fit and
                                             until an interim valuation of a
                                             tenement or tenements wholly
                                             replacing the demolished or
                                             unoccupied tenement is made under
                                             the Rating Ordinance, include the
                                             rateable value of such tenement as
                                             last ascertained by the
                                             Commissioner;

Tenement partly                     (vi)     where an interim valuation is made
replaced                                     of a tenement or tenements which
                                             replace part of a former tenement
                                             in respect of which the rateable
                                             value as last ascertained by the
                                             Commissioner was included in the
                                             rateable value of the said land in
                                             accordance with sub-clause (b)(v)
                                             hereof the rateable value of the
                                             part of the former tenement not
                                             replaced by the interim valuation
                                             shall be such portion of the
                                             rateable value of the former
                                             tenement, as last ascertained by
                                             the Commissioner, as DOL and/or the
                                             Corporation shall in his its or
                                             their absolute discretion consider
                                             appropriate to that part.

Rounding up                (c)      There shall be added to the annual rent of
                                    the said land fixed in accordance with
                                    Clause B(2) of this Lease such sum as may be necessary to make the total number of dollars a multiple of four.

Collection amount in    2. (a)      In lieu of the collection of the annual rent
                                    by the
lieu of rent                        Corporation under Clause B(2) of this Lease,
                                    there may, in addition to the rates to be collected quarterly by the Collector of Rates under the Rating Ordinance in respect of any tenement comprised wholly or partly within the said land, be demanded and collected by the Collector of Rates (who shall in this connection be deemed to collect on behalf of the Corporation) from the Lessee an amount equal to one fourth of 3% of the rateable value of any such tenement together with such sum as may be necessary to make the total number of dollars in any such demand an integer. For the purpose of this sub-clause the provisions of clause 1(b)(i) and (ii) hereof shall apply mutatis mutandis.

Tenement partly on         (b)      For the purpose of sub-clause (a) hereof, in
the said land                       the event that only part of a tenement is
                                    comprised within the said land the amount that may be demanded in respect of that part shall bear the same proportion to 3% of the rateable value of the tenement as, in the opinion of DOL and/or the Corporation whose decision shall be final, the area of such part bears to area of the whole of such tenement.

Payment on demand          (c)      Upon a demand being made by the Collector of
                                    Rates under sub-clause (a) hereof the Lessee shall pay the amount so demanded within the time specified in such demand.

Discharge                  (d)      Payment under and in accordance with
                                    sub-clause (c) hereof of an additional
                                    demand under sub-clause (a) hereof shall operate as an absolute discharge for the Lessee from his liability to pay the rent in respect of the quarter for which such demand was made.

Correction etc. of      3. The reference in Clause 1(a) hereof to the rateable
rateable value             value of a tenement as set out from time to time in
                           the list declared or to an interim valuation made under the Rating Ordinance shall include in a case where such rateable value or interim valuation is corrected, altered or varied under that Ordinance, a reference to such rateable value or interim valuation as so corrected, altered or varied.

Amount of rent of       4. The amount of the rent payable by the Lessee in
final quarter              respect of the period from the 1st day of April 2047
                           to the 27th day of June 2047 (hereinafter called "the final quarter") shall be increased or deemed to be increased by adding such sum as will make the amount of rent payable in respect of the final quarter equal to one fourth of 3% of the rateable value of the said land then applicable as hereinbefore provided (and subject also to rounding up, where applicable, as mentioned in Clauses 1(c) and 2(a) hereof) without deduction.

Additional charge for   5. The Corporation may, without prejudice to all its
delay in payment           other rights and powers, impose or levy and the
                           Corporation or the Collector of Rates on its behalf may accordingly demand and collect an additional charge (hereinafter called "the surcharge"), at such rate or amount as the Corporation and/or the Collector of Rates may from time to time decide, for any default or delay in the payment by the

                           Lessee of the rent and where any default or delay has occurred in any quarterly payment of the rent the Lessee's obligation to pay the rent in respect of such quarter shall not be discharged unless and until the Lessee has also paid the surcharge (if any) and such other costs and expenses (if any) incurred by the Corporation and/or the Collector of Rates in the demand and collection of the rent and/or the surcharge.

SEALED with the Common Seal of          )
                                        )
the Corporation and SIGNED by           )
                                        )
                                        )
                                        )
whose signature is verified by:-        )









                  Solicitor,
                  Hong Kong SAR




SEALED with the Common Seal of          )
                                        )
the Lessee and SIGNED by                )
                                        )
                                        )
                                        )
in the presence of:-                    )









                  Solicitor,
                  Hong Kong SAR